PROSPECTUS MARCH 1, 2026 As amended August 1, 2026 THE GROWTH FUND CFGRX THE VALUE FUND CFVLX THE MIDCAP GROWTH FUND CFAGX THE MIDCAP VALUE FUND CFMVX THE BOND FUND CFBNX THE SHORT-TERM GOVERNMENT FUND CFSTX THE NATIONAL TAX-FREE INTERMEDIATE BOND FUND CFNLX THE MISSOURI TAX-FREE INTERMEDIATE BOND FUND CFMOX THE KANSAS TAX-FREE INTERMEDIATE BOND FUND KTXIX These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Commerce Funds PAGE 1

The Growth Fund – Summary

CUSIP: 200626406

Investment Objective
The investment objective of the Fund is to seek capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and the Example below. There is no sales charge imposed on purchases of shares.

The Growth Fund
Annual Fund Operating Expenses
Management Fees (1)	0.30%
Other Expenses	0.32%
Acquired (Underlying) Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses (2)	0.63%

(1)	Management fees have been restated to reflect current fees.

(2)	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired (Underlying) Fund Fees and Expenses.
Example: This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

•	Under normal market conditions, the Fund invests at least 65% of its total assets in stocks, primarily common stock.

PAGE 2 The Commerce Funds

•
Using a predominantly quantitative analysis, with some additional fundamental analysis depending on market conditions, the Fund invests principally in stocks of companies that had low price volatility in the past. The Fund’s Adviser believes that investing in a portfolio of companies with low price volatility will lead to future capital appreciation.

•	The Fund may invest a significant amount of its assets from time to time in technology sectors.

•
The Fund generally purchases common stock of companies whose characteristics are comparable to those included in the Russell 1000® Growth Index (“Index”). The equity capitalization range of public companies in the Index was $134.6 million to $4,531 billion December 31, 2025.

•	The Fund is classified as non‑diversified under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks
Market Risk: Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. Additionally, the imposition of tariffs or trade restrictions can disrupt global supply chains, increase costs for certain industries, and contribute to heightened market volatility, which may adversely affect the Fund’s investments. There is also a risk that a particular style of investing, such as growth, may underperform other styles of investing or the market generally.
Investment Risk: The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.
Equity Securities Risk: Common stockholders participate in company profits through dividends and stock market appreciation and, in the event of bankruptcy, distributions, on a pro‑rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.
Quantitative Model Risk: Securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model and the weights placed on each factor, among others. Results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology system malfunctions. The quantitative model used by the Adviser to manage the Fund may not perform as expected, particularly in volatile markets.

continued

The Commerce Funds PAGE 3

The Growth Fund – Summary (continued)

Management Risk: A strategy used by the Adviser may fail to produce the intended results.
Growth Investing Risk: Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when growth stocks are out of favor.
Large‑Cap Risk: Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. In addition, larger companies may grow more slowly or be slower to respond to business developments than smaller companies. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. Over certain periods, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
Mid‑Cap Risk: Investing in securities of mid‑sized companies may be riskier than investing in larger, more established companies. Mid‑sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. Also, these stocks may trade less often and in limited volume compared to larger cap stocks trading on a national securities exchange. The prices of these stocks may be more volatile than the prices of larger company stocks. As a result, the Fund’s net asset value may be subject to rapid and substantial changes.
Issuer Risk: The value of a security owned by the Fund may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Sector Concentration Risk: Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by developments that significantly affect that sector, including market, economic, political or regulatory developments. Individual sectors may be more volatile and may perform differently than the broader market. The Fund’s performance may also suffer if a sector does not perform as well as the Adviser expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.
Information Technology Sector Risk: The securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.
Consumer Discretionary Sector Risk: Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer preferences, social trends and marketing campaigns. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

PAGE 4 The Commerce Funds

Communication Services Sector Risk: The value of the securities of communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence, and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.
Non‑Diversified Risk: Non‑diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non‑diversified portfolio more than it would a diversified portfolio.
Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1‑800‑995‑6365.

continued

The Commerce Funds PAGE 5

The Growth Fund – Summary (continued)

Year‑by‑Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q2 ’20 Worst Quarter* Q2 ’22	24.05% –19.18%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
After‑tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold Fund shares through tax‑advantaged arrangements such as a 401(k) plan or individual retirement account (IRA).
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Returns Before Taxes	12.37%	13.32%	16.20%
Returns After Taxes on Distributions	8.00%	10.24%	13.75%
Returns After Taxes on Distributions and Sale of Shares	10.48%	10.05%	12.97%
Russell 1000® Index*	17.37%	13.59%	14.59%
Russell 1000® Growth Index**	18.56%	15.32%	18.13%

*	The Russell 1000® Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies. The Index figures do not reflect any deduction for fees, taxes or expenses.

**	The Russell 1000® Growth Index, an unmanaged index, measures the performance of the large‑cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price‑to‑book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.

Management
Investment Adviser
Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.

PAGE 6 The Commerce Funds

Portfolio Managers
The members of the Fund’s investment team, their titles, roles on the investment team and years of service with the Fund are provided in the table below.

Investment Team Member	Primary Title	Investment Team Role	Years of Service with the Fund
Joseph C. Williams III, CFA	Executive Vice President	Portfolio Manager	Since inception
Nong Lin, Ph.D, CFA	Senior Vice President	Portfolio Manager	Since 2012
Donald McArthur IV, CFA	Senior Vice President	Portfolio Manager	Since 2025
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).
Tax Information
The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income, Section 199A dividends or capital gains, unless you are investing through a tax‑exempt or tax‑advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes upon withdrawal from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Commerce Funds PAGE 7

The Value Fund – Summary

CUSIP: 200626828

Investment Objective
The investment objective of the Fund is to seek capital appreciation, and secondarily, current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and the Example below. There is no sales charge imposed on purchases of shares.

The Value Fund
Annual Fund Operating Expenses
Management Fees (1)	0.25%
Other Expenses	0.38%
Acquired (Underlying) Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses (2)	0.64%

(1)	Management fees have been restated to reflect current fees.

(2)	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired (Underlying) Fund Fees and Expenses.
Example: This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

PAGE 8 The Commerce Funds

Principal Investment Strategies

•	Under normal market conditions, the Fund invests at least 65% of its total assets in stocks, primarily common stock.

•
Using a predominately quantitative analysis, with some additional fundamental analysis depending on market conditions, the Fund invests principally in stocks within the Russell 1000® Value Index (“Index”) universe that have an above average dividend yield. As part of the quantitative analysis, the Adviser ranks the dividend-paying stocks within the Index universe according to their level of dividend yields from “low” to “high” among five quintiles in their respective sectors. The Adviser principally selects stocks from among the top three dividend-yield quintiles for inclusion in the Fund’s portfolio. The Fund seeks a higher return than the Index over time through a combination of capital appreciation and dividend income. The Fund utilizes a diversified portfolio with value characteristics (low price/book and price/earnings ratios) to achieve capital appreciation and current income.

•	The Fund may invest a significant amount of its assets from time to time in the financials sector.

•
The Fund generally purchases common stock of companies whose characteristics are comparable to those included in the Index. The equity capitalization range of public companies in the Index was $134.6 million to $2,467 billion as of December 31, 2025.

Principal Risks
Market Risk: Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. Additionally, the imposition of tariffs or trade restrictions can disrupt global supply chains, increase costs for certain industries, and contribute to heightened market volatility, which may adversely affect the Fund’s investments. There is also a risk that a particular style of investing, such as value, may underperform other styles of investing or the market generally.
Investment Risk: The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.
Equity Securities Risk: Common stockholders participate in company profits through dividends and stock market appreciation and, in the event of bankruptcy, distributions, on a pro‑rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

continued

The Commerce Funds PAGE 9

The Value Fund – Summary (continued)

Quantitative Model Risk: Securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model and the weights placed on each factor, among others. Results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology system malfunctions. The quantitative model used by the Adviser to manage the Fund may not perform as expected, particularly in volatile market or in a rising interest rate environment.
Management Risk: A strategy used by the Adviser may fail to produce the intended results.
Value Investing Risk: The Fund emphasizes a value style of investing that focuses on undervalued companies with characteristics for improved valuation. As a result, the Fund is subject to greater risk that the market may not recognize a security’s inherent value for a long time, or a stock judged to be undervalued by the Adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Large‑Cap Risk: Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. In addition, larger companies may grow more slowly or be slower to respond to business developments than smaller companies. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. Over certain periods, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
Mid‑Cap Risk: Investing in securities of mid‑sized companies may be riskier than investing in larger, more established companies. Mid‑sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. Also, these stocks may trade less often and in limited volume compared to larger cap stocks trading on a national securities exchange. The prices of these stocks may be more volatile than the prices of larger company stocks. As a result, the Fund’s net asset value may be subject to rapid and substantial changes.
Issuer Risk: The value of a security owned by the Fund may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Sector Concentration Risk: Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by developments that significantly affect that sector, including market, economic, political or regulatory developments. Individual sectors may be more volatile and may perform differently than the broader market. The Fund’s performance may also suffer if a sector does not perform as well as the Adviser expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.
Financials Sector Risk: The Fund’s performance may be adversely affected by events affecting the financials sector, if it invests a relatively large percentage of its assets in this sector. The financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital. Events affecting the financials sector have had, and may

PAGE 10 The Commerce Funds

continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in this sector.
Industrials Sector Risk: Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.
Health Care Sector Risk: Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can affect companies in the health care sector.
Information Technology Sector Risk: The securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.
Communication Services Sector Risk: The value of the securities of communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence, and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.
Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with these practices. As with any mutual fund, it is possible to lose money on an

continued

The Commerce Funds PAGE 11

The Value Fund – Summary (continued)

investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1‑800‑995‑6365.
Year‑by‑Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q4 ‘22 Worst Quarter* Q1 ‘20	13.27% –24.61%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
After‑tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold Fund shares through tax‑advantaged arrangements such as a 401(k) plan or individual retirement account (IRA).
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Returns Before Taxes	11.43%	8.99%	9.63%
Returns After Taxes on Distributions	8.61%	7.00%	7.63%
Returns After Taxes on Distributions and Sale of Shares	8.74%	6.84%	7.42%
Russell 1000® Index*	17.37%	13.59%	14.59%
Russell 1000® Value Index**	15.91%	11.33%	10.53%

*	The Russell 1000® Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies. The Index figures do not reflect any deduction for fees, taxes or expenses.

**	The Russell 1000® Value Index, an unmanaged index, measures the performance of the large‑cap value segment of the U.S. equity universe. It includes Russell 1000 companies with lower price‑to‑book ratios and lower expected growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 12 The Commerce Funds

Management
Investment Adviser
Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.
Portfolio Managers
The members of the Fund’s investment team, their titles, roles on the investment team and years of service with the Fund are provided in the table below.

Investment Team Member	Primary Title	Investment Team Role	Years of Service with the Fund
Joseph C. Williams III, CFA	Executive Vice President	Portfolio Manager	Since inception
Nong Lin, Ph.D, CFA	Senior Vice President	Portfolio Manager	Since 2012
Donald McArthur IV, CFA	Senior Vice President	Portfolio Manager	Since 2025
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).
Tax Information
The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income, Section 199A dividends or capital gains, unless you are investing through a tax‑exempt or tax‑advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes upon withdrawal from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Commerce Funds PAGE 13

The MidCap Growth Fund – Summary

CUSIP: 200626505

Investment Objective
The investment objective of the Fund is to seek capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and the Example below. There is no sales charge imposed on purchases of shares.

The MidCap Growth Fund
Annual Fund Operating Expenses
Management Fees (1)	0.30%
Other Expenses	0.33%
Acquired (Underlying) Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses (2)	0.64%

(1)	Management fees have been restated to reflect current fees.

(2)	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired (Underlying) Fund Fees and Expenses.
Example: This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies

•
Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in stocks, primarily common stocks, of mid‑cap issuers. These issuers will have public stock market

PAGE 14 The Commerce Funds

capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Growth Index (“Index”) at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The equity capitalization range of public companies in the Index was $134.6 million to $88.9 billion as of December 31, 2025. The Fund may also invest up to 20% of its net assets in small‑cap issuers.

•
Using a predominately quantitative analysis, with some additional fundamental analysis depending on market conditions, the Fund invests principally in stock of companies that had low price volatility in the past. The Fund’s adviser believes that investing in a portfolio of companies with low price volatility will lead to future capital appreciation.

•	The Fund may invest a significant amount of its assets from time to time in technology sectors.

•	The Fund will provide shareholders with at least 60 days’ notice before changing its 80% investment policy.

Principal Risks
Market Risk: Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. Additionally, the imposition of tariffs or trade restrictions can disrupt global supply chains, increase costs for certain industries, and contribute to heightened market volatility, which may adversely affect the Fund’s investments. There is also a risk that a particular style of investing, such as growth, may underperform other styles of investing or the market generally.
Investment Risk: The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.
Equity Securities Risk: Common stockholders participate in company profits through dividends and stock market appreciation and, in the event of bankruptcy, distributions, on a pro‑rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.
Quantitative Model Risk: Securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model and the weights placed on each factor, among others. Results generated

continued

The Commerce Funds PAGE 15

The MidCap Growth Fund – Summary (continued)

by such models may be impaired by errors in human judgment, data imprecision, software or other technology system malfunctions. The quantitative model used by the Adviser to manage the Fund may not perform as expected, particularly in volatile markets.
Management Risk: A strategy used by the Adviser may fail to produce the intended results.
Mid‑Cap and Small‑Cap Risk: Investing in securities of smaller and mid‑sized companies may be riskier than investing in larger, more established companies. Smaller and mid‑sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. Also, these stocks may trade less often and in limited volume compared to larger cap stocks trading on a national securities exchange. The prices of these stocks may be more volatile than the prices of larger company stocks. As a result, the Fund’s net asset value may be subject to rapid and substantial changes.
Growth Investing Risk: Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market down turn and when growth stocks are out of favor.
Issuer Risk: The value of a security owned by the Fund may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Sector Concentration Risk: Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by developments that significantly affect that sector, including market, economic, political or regulatory developments. Individual sectors may be more volatile and may perform differently than the broader market. The Fund’s performance may also suffer if a sector does not perform as well as the Adviser expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.
Industrials Sector Risk: Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Also, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.
Information Technology Sector Risk: The securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.
Consumer Discretionary Sector Risk: Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer preferences, social trends and marketing campaigns. Changes in consumer spending as a

PAGE 16 The Commerce Funds

result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.
Health Care Sector Risk: Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can affect companies in the health care sector.
Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.
Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1‑800‑995‑6365.

continued

The Commerce Funds PAGE 17

The MidCap Growth Fund – Summary (continued)

Year‑by‑Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q2 ’20 Worst Quarter* Q1 ’20	23.73% –19.35%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
After‑tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold Fund shares through tax‑advantaged arrangements such as a 401(k) plan or individual retirement account (IRA).
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Returns Before Taxes	1.51%	4.91%	10.70%
Returns After Taxes on Distributions	–3.23%	2.02%	8.29%
Returns After Taxes on Distributions and Sale of Shares	4.40%	3.57%	8.36%
Russell 1000® Index*	17.37%	13.59%	14.59%
Russell Midcap® Growth Index**	8.66%	6.65%	12.49%

*	The Russell 1000® Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies. The Index figures do not reflect any deduction for fees, taxes or expenses.

**	The Russell Midcap® Growth Index, an unmanaged index, measures the performance of the mid‑cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price‑to‑book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.
Management
Investment Adviser
Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.

PAGE 18 The Commerce Funds

Portfolio Managers
The members of the Fund’s investment team, their titles, roles on the investment team and years of service with the Fund are provided in the table below.

Investment Team Member	Primary Title	Investment Team Role	Years of Service with the Fund
Joseph C. Williams III, CFA	Executive Vice President	Portfolio Manager	Since 2006
Nong Lin, Ph.D, CFA	Senior Vice President	Portfolio Manager	Since 2012
Donald McArthur IV, CFA	Senior Vice President	Portfolio Manager	Since 2025
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).
Tax Information
The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income, Section 199A dividends or capital gains, unless you are investing through a tax‑exempt or tax‑advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes upon withdrawal from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Commerce Funds PAGE 19

The MidCap Value Fund – Summary

CUSIP: 200626711

Investment Objective
The investment objective of the Fund is to seek capital appreciation, and secondarily, current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and the Example below. There is no sales charge imposed on purchases of shares.

The MidCap Value Fund
Annual Fund Operating Expenses
Management Fees (1)	0.30%
Other Expenses (2)	0.69%
Acquired (Underlying) Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses (3)	1.00%

Less Fee Waiver and/or Expense Reimbursement (4)	(0.29)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.71%

(1)	Management fees have been restated to reflect current fees.

(2)	Other expenses have been restated to reflect current fees.

(3)	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired (Underlying) Fund Fees and Expenses.

(4)	Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) has contractually agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses, excluding any acquired fund fees and expenses as calculated pursuant to Form N-1A, in amounts necessary so that after such waivers and/or reimbursements, the maximum Total Annual Fund Operating Expenses during the current fiscal year do not exceed 0.70% of the Fund’s average daily net assets through August 1, 2027. After this date, the Adviser or the Fund may terminate the contractual arrangement
Example: This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower based on these assumptions your costs would be:

1 Years	3 Years	5 Years	10 Years
$73	$290	$524	$1,198

PAGE 20 The Commerce Funds

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

•
Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in stocks, primarily common stocks, of mid‑cap issuers. These issuers will have public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index (“Index”) at the time of investment. If the market capitalization of a company held by the Fund moves outside this, the Fund may, but is not required to, sell the securities. The equity capitalization range of public companies in the Index was $134.6 million to $88.9 billion of December 31, 2025. The Fund may also invest up to 20% of its net assets in small‑cap issuers.

•
Using a predominately quantitative analysis, with some additional fundamental analysis depending on market conditions, the Fund invests principally in stocks within the Index universe that have an above average dividend yield. As part of the quantitative analysis, the Adviser ranks the dividend-paying stocks within the Index universe according to their level of dividend yields from “low” to “high” among five quintiles in their respective sectors. The Adviser principally selects stocks from among the top three dividend-yield quintiles for inclusion in the Fund’s portfolio. The Fund seeks a higher return than the Index over time through a combination of capital appreciation and dividend income. The Fund utilizes a diversified portfolio with value characteristics (low price/book and price/earnings ratios) to achieve capital appreciation and current income.

•	The Fund may invest a significant amount of its assets from time to time in the financials sector.

•	The Fund will provide shareholders with at least 60 days’ notice before changing its 80% investment policy.

Principal Risks
Market Risk: Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or

continued

The Commerce Funds PAGE 21

The MidCap Value Fund – Summary (continued)

other events or adverse investor sentiment. Additionally, the imposition of tariffs or trade restrictions can disrupt global supply chains, increase costs for certain industries, and contribute to heightened market volatility, which may adversely affect the Fund’s investments. There is also a risk that a particular style of investing, such as value, may underperform other styles of investing or the market generally.
Investment Risk: The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.
Equity Securities Risk: Common stockholders participate in company profits through dividends and stock market appreciation and, in the event of bankruptcy, distributions, on a pro‑rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.
Quantitative Model Risk: Securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model and the weights placed on each factor, among others. Results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology system malfunctions. The quantitative model used by the Adviser to manage the Fund may not perform as expected, particularly in volatile markets.
Management Risk: A strategy used by the Adviser may fail to produce the intended results.
Value Investing Risk: The Fund emphasizes a value style of investing that focuses on undervalued companies with characteristics for improved valuation. As a result, the Fund is subject to greater risk that the market may not recognize a security’s inherent value for a long time, or a stock judged to be undervalued by the Adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.
Mid‑Cap and Small‑Cap Risk: Investing in securities of smaller and mid‑sized companies may be riskier than investing in larger, more established companies. Smaller and mid‑sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. Also, these stocks may trade less often and in limited volume compared to larger cap stocks trading on a national securities exchange. The prices of these stocks may be more volatile than the prices of larger company stocks. As a result, the Fund’s net asset value may be subject to rapid and substantial changes.
Issuer Risk: The value of a security owned by the Fund may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Sector Concentration Risk: Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by developments that significantly affect that sector, including market, economic, political or regulatory developments. Individual sectors may be more volatile and may perform differently than the broader market. The Fund’s performance may also suffer if a sector does not perform as well as the Adviser expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.

PAGE 22 The Commerce Funds

Financials Sector Risk: The Fund’s performance may be adversely affected by events affecting the financials sector, if it invests a relatively large percentage of its assets in this sector. The financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital. Events affecting the financials sector have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in this sector.
Industrials Sector Risk: Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.
Information Technology Sector Risk: The securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.
Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.
Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with these practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objectives.

continued

The Commerce Funds PAGE 23

The MidCap Value Fund – Summary (continued)

Fund Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1‑800‑ 995‑6365.
Year‑by‑Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q3 ’24 Worst Quarter* Q2 ’24	10.73% –3.08%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
After‑tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold Fund shares through tax‑advantaged arrangements such as a 401(k) plan or individual retirement account (IRA).
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	Since Inception (11/13/2023)
Returns Before Taxes	6.32%	15.04%
Returns After Taxes on Distributions	4.71%	13.07%
Returns After Taxes on Distributions and sale of Shares	4.87%	11.28%
Russell 1000® Index*	17.37%	18.22%
Russell Midcap® Value Index**	11.05%	18.22%

*	The Russell 1000® Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies. The Index figures do not reflect any deduction for fees, taxes or expenses.

**	The Russell Midcap® Value Index, an unmanaged index, measures the performance of the mid‑cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with relatively lower price‑to‑book ratios, lower sales‑per‑share historical growth, and lower forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 24 The Commerce Funds

Management
Investment Adviser
Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.
Portfolio Managers
The members of the Fund’s investment team, their titles, roles on the investment team and years of service with the Fund are provided in the table below.

Investment Team Member	Primary Title	Investment Team Role	Years of Service with the Fund
Joseph C. Williams III, CFA	Executive Vice President	Portfolio Manager	Since inception
Nong Lin, Ph.D, CFA	Senior Vice President	Portfolio Manager	Since inception
Donald McArthur IV, CFA	Senior Vice President	Portfolio Manager	Since 2025
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).
Tax Information
The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income, Section 199A dividends or capital gains, unless you are investing through a tax‑exempt or tax‑advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes upon withdrawal from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Commerce Funds PAGE 25

The Bond Fund – Summary

CUSIP: 200626208

Investment Objective
The investment objective of the Fund is to seek total return through current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and the Example below. There is no sales charge imposed on purchases of shares.

The Bond Fund
Annual Fund Operating Expenses
Management Fees (1)	0.13%
Other Expenses	0.28%

Total Annual Fund Operating Expenses	0.41%

(1)	Management fees have been restated to reflect current fees.
Example: This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

PAGE 26 The Commerce Funds

Principal Investment Strategies

•
Security Types: Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in debt securities. In seeking current income and capital appreciation, the Fund invests in a diversified portfolio of primarily investment-grade corporate debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-backed and asset-backed securities, as well as municipal bonds. The Fund will provide shareholders with at least 60 days’ notice before changing its 80% investment policy. The Fund may invest up to 80% of its total assets in mortgage-backed and asset-backed securities.

•
Credit Quality: Sixty-five percent of debt securities at the time of purchase by the Fund will be rated investment grade (AAA, AA, A, BBB or an equivalent rating) by one of the major credit rating agencies (S&P Global Ratings, Moody’s and Fitch) that has assigned a rating to the security or, if unrated, deemed to be investment-grade quality by the Adviser. In addition, the Fund may invest up to 10% of its total assets in high yield (non‑investment grade) securities known as junk bonds and up to 35% of its total assets in obligations rated BBB or Baa by one of the major credit rating agencies.

•
Maturity Distribution:  The Fund’s average effective duration will be within 30% of the Bloomberg Aggregate Bond Index (“Index”), although the Fund has no restriction on the maximum or minimum duration of any individual security it holds. For example, if the duration of the Index were 5.0 years, the Fund’s assets would have a duration of between 3.5 years and 6.5 years. As of December 31, 2025, the duration of the Fund was 5.98 years, while the duration of the Index was 5.98 years. Duration is a measure of a fund’s sensitivity to interest rates. For example, a fund with a duration of 2 years would lose 2% of its value if interest rates rose by 1%, or it would gain 2% if interest rates declined by 1%. A fund with a duration of 4 years would be twice as volatile as a fund with a duration of 2 years.

Principal Risks
Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s portfolio will decline when interest rates rise. The magnitude of this decline will often be greater for longer-term, fixed-income securities than shorter-term securities. Changing interest rates may have unpredictable effects on the markets and on the Fund’s investments. Declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund

continued

The Commerce Funds PAGE 27

The Bond Fund – Summary (continued)

management. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Income Risk: The Fund’s ability to distribute income to shareholders depends on the yield available from the Fund’s investments. The Fund’s portfolio income may decline when market interest rates fall.
Credit Risk: Credit risk is the risk that an issuer or guarantor of a fixed-income security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. This may impair the Fund’s liquidity or cause a deterioration in the Fund’s net asset value. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.
Mortgage-Backed and Asset-Backed Risk: Mortgage-backed securities, especially collateralized mortgage-backed securities, and asset-backed securities may be subject to risks that include price volatility, liquidity, enhanced sensitivity to interest rates, and greater risk of default during periods of economic downturn than other securities. As a result, these securities may be more difficult to value and liquidate, if necessary. To the extent the Fund invests in mortgage-backed securities that may be prepaid at the option of the obligor, sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise.
Call Risk: An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. Under these circumstances, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower yielding securities, securities with greater credit risks or securities with other, less favorable features.
Extension Risk: An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher-yielding securities.
Prepayment Risk: An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of the securities.
Maturity Risk: The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.
High Yield Risk: High yield securities are subject to greater levels of credit and liquidity risk. High yield securities are considered speculative with respect to an issuer’s ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

PAGE 28 The Commerce Funds

Investment Risk: The value of your investment in this Fund may fluctuate, which means that you could lose money.
Issuer Risk: The value of a security owned by the Fund may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Liquidity Risk: The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Liquidity risk may result from the lack of an active market or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at an advantageous time or price.
Management Risk: A strategy used by the Adviser could fail to produce the intended results.
Market Risk: Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. Additionally, the imposition of tariffs or trade restrictions can disrupt global supply chains, increase costs for certain industries, and contribute to heightened market volatility, which may adversely affect the Fund’s investments.
Municipal Bond Risk: Municipal securities prices can be significantly affected by political or public health changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. In addition, economic conditions at the state, regional and federal level may adversely affect the municipal bond market and an issuer’s ability to repay the obligation. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.
U.S. Government Securities Risk: The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so. Although many U.S. Government securities purchased by the Fund may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and therefore are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. A security backed by the “full faith and

continued

The Commerce Funds PAGE 29

The Bond Fund – Summary (continued)

credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.
Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1‑800‑995‑6365.

PAGE 30 The Commerce Funds

Year‑by‑Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q4 ‘23 Worst Quarter* Q1 ‘22	6.71% –5.89%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
After‑tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold Fund shares through tax‑advantaged arrangements such as a 401(k) plan or individual retirement account (IRA).
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Returns Before Taxes	7.11%	0.23%	2.46%
Returns After Taxes on Distributions	5.56%	–1.08%	1.12%
Returns After Taxes on Distributions and Sale of Shares	4.19%	–0.39%	1.30%
Bloomberg US Aggregate Bond Index*	7.30%	–0.36%	2.01%

*	The Bloomberg US Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. The Index figures do not reflect any deduction for fees, taxes or expenses.
Management
Investment Adviser
Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.

continued

The Commerce Funds PAGE 31

The Bond Fund – Summary (continued)

Portfolio Managers
The members of the Fund’s investment team, their titles, roles on the investment team and years of service with the Fund are provided in the table below.

Investment Team Member	Primary Title	Investment Team Role	Years of Service with the Fund
Scott M. Colbert, CFA	Executive Vice President	Portfolio Manager	Since inception
Brent L. Schowe, CFA	Senior Vice President	Portfolio Manager	Since 2012
Wm. Michael Cody, CFA	Senior Vice President	Head Trader	Since 2006
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).
Tax Information
The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax‑exempt or tax‑advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes upon withdrawal from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PAGE 32 The Commerce Funds

The National Tax‑Free Intermediate Bond Fund – Summary

CUSIP: 200626703

Investment Objective
The investment objective of the Fund is to seek current income exempt from federal income tax as is consistent with the preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and the Example below. There is no sales charge imposed on purchases of shares.

The National Tax‑Free Intermediate Bond Fund
Annual Fund Operating Expenses
Management Fees (1)	0.30%
Other Expenses	0.27%

Total Annual Fund Operating Expenses	0.57%

(1)	Management fees have been restated to reflect current fees.
Example: This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$58	$183	$318	$714
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

continued

The Commerce Funds PAGE 33

The National Tax‑Free Intermediate Bond Fund – Summary (continued)

Principal Investment Strategies

•
Security Types: Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes, (measured at the time of purchase) in municipal bonds issued by or on behalf of the states, territories and possessions (such as Puerto Rico, the U.S. Virgin Islands and Guam) of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the income from which, in the opinion of bond counsel, is exempt from regular federal income and federal alternative minimum taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. The Fund’s 80% investment strategy is fundamental–meaning that it can be changed only by the holders of a majority of the outstanding voting securities of the Fund.

•	Up to 20% of the Fund’s net assets may be invested in municipal bonds that are not exempt from regular federal income tax or federal alternative minimum taxes.

•
Credit Quality: Except as described below, the municipal securities in which the Fund invests will be rated investment grade (e.g., in the top four credit-rating categories) at the time of purchase by at least one nationally recognized statistical rating organization, or if unrated will be deemed by the Adviser to be of comparable quality to investment grade municipal securities. The Fund may invest up to 10% of its total assets in such unrated securities. The Fund may invest up to 5% of its total assets in high yield (non‑investment grade) securities known as junk bonds. Subsequent to purchase, the Fund’s municipal securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security, except that the Fund may not hold more than 5% of its total assets in high yield (non‑investment grade) securities.

•
Maturity Distribution: The Fund actively manages maturities to take advantage of changes in interest rates. The average dollar-weighted effective maturity of the Fund’s portfolio securities will be five to twelve years, under normal market conditions.

•
Duration: The average effective duration of the Fund will be within 30% of the duration of the Bloomberg 3‑15 Year Blend Municipal Bond Index (“Index”), although the Fund has no restriction as to the maximum or minimum duration of any individual security it holds. For example, if the duration of the Index were 5.0 years, the Fund’s assets would have a duration of between 3.5 years and 6.5 years. As of December 31, 2025, the duration of the Fund was 5.93, while the duration of the Index was 5.17. Duration is a measure of a fund’s sensitivity to interest rates. For example, a fund with a duration of 2 years would lose 2% of its value if interest rates rose by 1%, or it would gain 2% if interest rates declined by 1%. A fund with a duration of 4 years would be twice as volatile as a fund with a duration of 2 years.

•	The Fund strives to minimize net realized capital gains.

PAGE 34 The Commerce Funds

Principal Risks
Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s portfolio will decline when interest rates rise. The magnitude of this decline will often be greater for longer-term, fixed-income securities than shorter-term securities. Changing interest rates may have unpredictable effects on the markets and on the Fund’s investments. Declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Income Risk: The Fund’s ability to distribute income to shareholders depends on the yield available from the Fund’s investments. The Fund’s portfolio income may decline when market interest rates fall.
Municipal Bond Risk: Municipal securities prices can be significantly affected by political or public health changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. In addition, economic conditions at the state, regional and federal level may adversely affect the municipal bond market and an issuer’s ability to repay the obligation. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.
Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
State and U.S. Territory Risk: The Fund’s portfolio is generally widely diversified among issuers of municipal securities. From time to time, however, the Fund may invest a significant amount of assets in the municipal securities of a particular state or territory. Adverse political and economic conditions and developments affecting a state or territory may, in turn, negatively affect the Fund’s performance, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such state or territory.

continued

The Commerce Funds PAGE 35

The National Tax‑Free Intermediate Bond Fund – Summary (continued)

High Yield Risk: High yield securities are subject to greater levels of credit and liquidity risk. High yield securities are considered speculative with respect to an issuer’s ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.
Call Risk: An issuer may exercise its right to pay principal on an obligation held by the Fund earlier than expected. Under these circumstances, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower yielding securities, securities with greater credit risks or securities with other, less favorable features.
Credit Risk: Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. If a bond’s insurer or provider of other credit enhancement fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. This may impair the Fund’s liquidity or cause a deterioration in the Fund’s net asset value. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.
Investment Risk: The value of your investment in this Fund may fluctuate, which means that you could lose money.
Liquidity Risk: The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Liquidity risk may result from the lack of an active market or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at an advantageous time or price.
Management Risk: A strategy used by the Adviser could fail to produce the intended results.
Market Risk: Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. Additionally, the imposition of tariffs or trade restrictions can disrupt global supply chains, increase costs for certain industries, and contribute to heightened market volatility, which may adversely affect the Fund’s investments.
Maturity Risk: The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.
Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

PAGE 36 The Commerce Funds

Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1‑800‑995‑6365.
Year‑by‑Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q4 ‘23 Worst Quarter* Q1 ‘22	7.21% –5.43%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 37

The National Tax‑Free Intermediate Bond Fund – Summary (continued)

After‑tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold Fund shares through tax‑advantaged arrangements such as a 401(k) plan or individual retirement account (IRA).
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Returns Before Taxes	5.09%	0.71%	2.02%
Returns After Taxes on Distributions	5.01%	0.62%	1.92%
Returns After Taxes on Distributions and Sale of Shares	4.09%	0.98%	2.00%
Bloomberg Municipal Bond Index*	4.25%	0.80%	2.34%
Bloomberg 3‑15 Year Blend Municipal Bond Index**	5.30%	1.10%	2.34%

*	The Bloomberg Municipal Bond Index is an unmanaged index that measures the U.S. Dollar-denominated long-term tax exempt bond market. The Index figures do not reflect any deduction for fees, taxes or expenses.

**	The Bloomberg 3‑15 Year Blend Municipal Bond Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes or expenses.
Management
Investment Adviser
Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.
Portfolio Managers
The members of the Fund’s investment team, their titles, roles on the investment team and years of service with the Fund are provided in the table below.

Investment Team Member	Primary Title	Investment Team Role	Years of Service with the Fund
Brian P. Musielak, CFA	Senior Vice President	Portfolio Manager	Since 1999
Brent L. Schowe, CFA	Senior Vice President	Portfolio Manager	Since 2012
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).

PAGE 38 The Commerce Funds

Tax Information
The Fund intends to make distributions each year. A portion of the Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that substantially all of its income dividends will be “exempt interest dividends” that are generally exempt from federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the alternative minimum tax. Tax exempt institutions, individual retirement accounts and other tax qualified retirement accounts will not gain an additional benefit through an investment in the Fund because taxes for such investors are either eliminated or already delayed until a later time.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Commerce Funds PAGE 39

The Missouri Tax‑Free Intermediate Bond Fund – Summary

CUSIP: 200626802

Investment Objective
The investment objective of the Fund is to seek current income exempt from federal and, to the extent possible, from Missouri income taxes, as is consistent with the preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and the Example below. There is no sales charge imposed on purchases of shares.

The Missouri Tax‑Free Intermediate Bond Fund
Annual Fund Operating Expenses
Management Fees (1)	0.30%
Other Expenses	0.29%

Total Annual Fund Operating Expenses	0.59%

(1)	Management fees have been restated to reflect current fees.
Example: This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

PAGE 40 The Commerce Funds

Principal Investment Strategies

•
Security Types: Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase), in Missouri municipal bonds, the income from which, in the opinion of bond counsel, is exempt from regular federal income taxes, federal alternative minimum taxes and Missouri taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. In addition to obligations issued by the State of Missouri and its subdivisions, authorities, instrumentalities and agencies, the Fund may also invest in obligations issued by U.S. territories, commonwealths and possessions (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from federal and Missouri income tax. The Fund’s 80% investment strategy is fundamental–meaning that it can be changed only by the holders of a majority of the outstanding voting securities of the Fund.

•	The Fund seeks to maximize the proportion of its dividends that are exempt from both federal and Missouri income tax.

•	The Fund strives to minimize net realized capital gains.

•
Credit Quality: Except as described below, the municipal securities in which the Fund invests will be rated investment grade (e.g., in the top four credit-rating categories) at the time of purchase by at least one nationally recognized statistical rating organization, or if unrated will be deemed by the Adviser to be of comparable quality to investment grade municipal securities. The Fund may invest up to 10% of its total assets in such unrated securities. The Fund may invest up to 5% of its total assets in high yield (non‑investment grade) securities known as junk bonds. Subsequent to purchase, the Fund’s municipal securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security, except that the Fund may not hold more than 5% of its total assets in high yield (non‑investment grade) securities.

•
Maturity Distribution: The Fund actively manages maturities to take advantage of changes in interest rates. Under normal market conditions, the average weighted maturity of the Fund’s portfolio securities will be five to twelve years.

Principal Risks
Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s portfolio will decline when interest rates rise. The magnitude of this decline will often be greater for longer-term, fixed-income securities than shorter-term securities. Changing interest rates may have unpredictable effects on the markets and on the Fund’s investments. Declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. The magnitude of these

continued

The Commerce Funds PAGE 41

The Missouri Tax‑Free Intermediate Bond Fund – Summary (continued)

fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Income Risk: The Fund’s ability to distribute income to shareholders depends on the yield available from the Fund’s investments. The Fund’s portfolio income may decline when market interest rates fall.
Municipal Bond Risk: Municipal securities prices can be significantly affected by political or public health changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. In addition, changes in the supply of and demand for Missouri municipal obligations could cause greater volatility in the value of the Fund’s shares. The actual payment of principal and interest on the Missouri bonds is dependent on the Missouri General Assembly allotting money each fiscal year for payment. If economic conditions in Missouri decline, the payment of principal and interest on Missouri bonds could be adversely affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.
State-Specific Risk: Because the Fund primarily purchases municipal bonds from Missouri, the Fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state. Some of the major sectors of Missouri’s economy include agriculture, manufacturing, government, services and trade, transportation and utilities. Downturns in these sectors could therefore have a negative effect on the economy of Missouri or the economies of any of its political subdivisions and the ability of these issuers to repay their obligations with respect to municipal bonds.
High Yield Risk: High yield securities are subject to greater levels of credit and liquidity risk. High yield securities are considered speculative with respect to an issuer’s ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.
Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
Call Risk: An issuer may exercise its right to pay principal on an obligation held by the Fund earlier than expected. Under these circumstances, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower yielding securities, securities with greater credit risks or securities with other, less favorable features.

PAGE 42 The Commerce Funds

Credit Risk: Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. If a bond’s insurer or provider of other credit enhancement fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. This may impair the Fund’s liquidity or cause a deterioration in the Fund’s net asset value. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.
Investment Risk: The value of your investment in this Fund may fluctuate, which means that you could lose money.
Liquidity Risk: The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Liquidity risk may result from the lack of an active market or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at an advantageous time or price.
Management Risk: A strategy used by the Adviser could fail to produce the intended results.
Market Risk: Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. Additionally, the imposition of tariffs or trade restrictions can disrupt global supply chains, increase costs for certain industries, and contribute to heightened market volatility, which may adversely affect the Fund’s investments.
Maturity Risk: The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.
U.S. Territory Risk: Adverse political and economic conditions and developments affecting any U.S. territory, commonwealth or possession may, in turn, negatively affect the Fund’s performance, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such territory.
Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.
Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the

continued

The Commerce Funds PAGE 43

The Missouri Tax‑Free Intermediate Bond Fund – Summary (continued)

Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1‑800‑995‑6365.
Year‑by‑Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q4 ‘23 Worst Quarter* Q1 ‘22	7.18% -5.10%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
After‑tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold Fund shares through tax‑advantaged arrangements such as a 401(k) plan or individual retirement account (IRA).

PAGE 44 The Commerce Funds

Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Returns Before Taxes	4.42%	0.60%	1.80%
Returns After Taxes on Distributions	4.36%	0.58%	1.78%
Returns After Taxes on Distributions and Sale of Shares	3.63%	0.92%	1.87%
Bloomberg Municipal Bond Index*	4.25%	0.80%	2.34%
Bloomberg 3‑15 Year Blend Municipal Bond Index**	5.30%	1.10%	2.34%

*	The Bloomberg Municipal Bond Index is an unmanaged index that measures the U.S. Dollar-denominated long-term tax exempt bond market. The Index figures do not reflect any deduction for fees, taxes or expenses.

**	The Bloomberg 3‑15 Year Blend Municipal Bond Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes or expenses.
Management
Investment Adviser
Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.
Portfolio Managers
The members of the Fund’s investment team, their titles, roles on the investment team and years of service with the Fund are provided in the table below.

Investment Team Member	Primary Title	Investment Team Role	Years of Service with the Fund
Brian P. Musielak, CFA	Senior Vice President	Portfolio Manager	Since 1999
Brent L. Schowe, CFA	Senior Vice President	Portfolio Manager	Since 2012
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).
Tax Information
The Fund intends to make distributions each year. A portion of the Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that substantially all of its income dividends will be “exempt interest dividends” that are

continued

The Commerce Funds PAGE 45

The Missouri Tax‑Free Intermediate Bond Fund – Summary (continued)

generally exempt from federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the alternative minimum tax. Tax exempt institutions, individual retirement accounts and other tax qualified retirement accounts will not gain an additional benefit through an investment in the Fund because taxes for such investors are either eliminated or already delayed until a later time.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PAGE 46 The Commerce Funds

The Kansas Tax‑Free Intermediate Bond Fund – Summary

CUSIP: 200626786

Investment Objective
The investment objective of the Fund is to seek current income exempt from federal and, to the extent possible, from Kansas income taxes, as is consistent with the preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and the Example below. There is no sales charge imposed on purchases of shares.

The Kansas Tax‑Free Intermediate Bond Fund
Annual Fund Operating Expenses
Management Fees (1)	0.30%
Other Expenses	0.35%

Total Annual Fund Operating Expenses	0.65%

(1)	Management fees have been restated to reflect current fees.
Example: This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the
Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

continued

The Commerce Funds PAGE 47

The Kansas Tax‑Free Intermediate Bond Fund – Summary (continued)

Principal Investment Strategies

•
Security Types: Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in Kansas municipal bonds, the income from which, in the opinion of bond counsel, is exempt from regular federal income taxes, federal alternative minimum taxes and Kansas taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. In addition to obligations issued by the State of Kansas and its subdivisions, authorities, instrumentalities and agencies, the Fund may also invest in obligations issued by U.S. territories, commonwealths and possessions (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from federal and Kansas income tax. The Fund’s 80% investment strategy is fundamental–meaning that it can be changed only by the holders of a majority of the outstanding voting securities of the Fund.

•	The Fund seeks to maximize the proportion of its dividends that are exempt from both federal and Kansas income tax.

•	The Fund strives to minimize net realized capital gains.

•
Credit Quality: Except as described below, the municipal securities in which the Fund invests will be rated investment grade (e.g., in the top four credit-rating categories) at the time of purchase by at least one nationally recognized statistical rating organization, or if unrated will be deemed by the Adviser to be of comparable quality to investment grade municipal securities. The Fund may invest up to 10% of its total assets in such unrated securities. The Fund may invest up to 5% of its total assets in high yield (non‑investment grade) securities known as junk bonds. Subsequent to purchase, the Fund’s municipal securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security, except that the Fund may not hold more than 5% of its total assets in high yield (non‑investment grade) securities.

•
Maturity Distribution: The Fund actively manages maturities to take advantage of changes in interest rates. Under normal market conditions, the average weighted maturity of the Fund’s portfolio securities will be five to twelve years.

Principal Risks
Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s portfolio will decline when interest rates rise. The magnitude of this decline will often be greater for longer-term, fixed-income securities than shorter-term securities. Changing interest rates may have unpredictable effects on the markets and on the Fund’s investments. Declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the

PAGE 48 The Commerce Funds

Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Income Risk: The Fund’s ability to distribute income to shareholders depends on the yield available from the Fund’s investments. The Fund’s portfolio income may decline when market interest rates fall.
Municipal Bond Risk: Municipal securities prices can be significantly affected by political or public health changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. In addition, changes in the supply of and demand for Kansas municipal obligations could cause greater volatility in the value of the Fund’s shares. The actual payment of principal and interest on the Kansas bonds is dependent on the Kansas legislature allotting money each fiscal year for payment. If economic conditions in Kansas decline, the payment of principal and interest on Kansas bonds could be adversely affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.
State-Specific Risk: Because the Fund primarily purchases municipal bonds from Kansas, the Fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state. While Kansas’s agricultural sector is a key component of the state’s economy, other major sectors include trade, services, biosciences, renewable energy and manufacturing, including transportation equipment manufacturing. Downturns in these sectors could therefore have a negative effect on the economy of Kansas or the economies of any of its political subdivisions and the ability of these issuers to repay their obligations with respect to municipal bonds.
High Yield Risk: High yield securities are subject to greater levels of credit and liquidity risk. High yield securities are considered speculative with respect to an issuer’s ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.
Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

continued

The Commerce Funds PAGE 49

The Kansas Tax‑Free Intermediate Bond Fund – Summary (continued)

Call Risk: An issuer may exercise its right to pay principal on an obligation held by the Fund earlier than expected. Under these circumstances, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower yielding securities, securities with greater credit risks or securities with other, less favorable features.
Credit Risk: Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. If a bond’s insurer or provider of other credit enhancement fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. This may impair the Fund’s liquidity or cause a deterioration in the Fund’s net asset value. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.
Investment Risk: The value of your investment in this Fund may fluctuate, which means that you could lose money.
Liquidity Risk: The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Liquidity risk may result from the lack of an active market or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at an advantageous time or price.
Management Risk: A strategy used by the Adviser could fail to produce the intended results.
Market Risk: Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. Additionally, the imposition of tariffs or trade restrictions can disrupt global supply chains, increase costs for certain industries, and contribute to heightened market volatility, which may adversely affect the Fund’s investments.
Maturity Risk: The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.
U.S. Territory Risk: Adverse political and economic conditions and developments affecting any U.S. territory, commonwealth or possession may, in turn, negatively affect the Fund’s performance, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such territory.
Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

PAGE 50 The Commerce Funds

Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with those practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Fund Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s shares from year to year; and (b) how the average annual total returns of the Fund’s shares compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. More information about such prior performance is available under “More Information About Fees and Performance.” To obtain updated performance information, please visit the Fund’s website at www.commercefunds.com or by calling 1‑800‑995‑6365.
Year‑by‑Year Total Returns as of 12/31 Each Year

TOTAL RETURN		CALENDAR YEAR

Best Quarter* Q4 ‘23 Worst Quarter* Q1 ‘22	7.01% –5.10%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 51

The Kansas Tax‑Free Intermediate Bond Fund – Summary (continued)

After-tax returns below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as a 401(k) plan or individual retirement account (IRA).
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Returns Before Taxes	4.43%	0.30%	1.59%
Returns After Taxes on Distributions	4.40%	0.29%	1.58%
Returns After Taxes on Distributions and Sale of Shares	3.67%	0.68%	1.68%
Bloomberg Municipal Bond Index*	4.25%	0.80%	2.34%
Bloomberg 3‑15 Year Blend Municipal Bond Index**	5.30%	1.10%	2.34%

*	The Bloomberg Municipal Bond Index is an unmanaged index that measures the U.S. Dollar-denominated long-term tax exempt bond market. The Index figures do not reflect any deduction for fees, taxes or expenses.

**	The Bloomberg 3‑15 Year Blend Municipal Bond Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes or expenses.
Management
Investment Adviser
Commerce Investment Advisors, Inc. serves as the investment adviser for the Fund.
Portfolio Managers
The members of the Fund’s investment team, their titles, roles on the investment team and years of service with the Fund are provided in the table below.

Investment Team Member	Primary Title	Investment Team Role	Years of Service with the Fund
Brian P. Musielak, CFA	Senior Vice President	Portfolio Manager	Since 2000
Brent L. Schowe, CFA	Senior Vice President	Portfolio Manager	Since 2012
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).

PAGE 52 The Commerce Funds

Tax Information
The Fund intends to make distributions each year. A portion of the Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that substantially all of its income dividends will be “exempt interest dividends” that are generally exempt from federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the alternative minimum tax. Tax exempt institutions, individual retirement accounts and other tax qualified retirement accounts will not gain an additional benefit through an investment in the Fund because taxes for such investors are either eliminated or already delayed until a later time.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Commerce Funds PAGE 53

More Information on Investment Objectives, Securities, Investment Practices and Risks

The following section provides additional information on the Funds’ investment risks and practices.
Investment Objectives: A Fund’s investment objective(s) may not be changed by the Funds’ Board of Trustees without shareholder approval.
Securities and Investment Practices: The Funds’ Statement of Additional Information (available on request) contains a more complete discussion of the securities and practices each Fund may use, and the risks involved. The Funds’ Annual Report shows the securities and practices each Fund is currently using. We encourage you to obtain and read a copy of the Statement of Additional Information and the Annual Report should you have any questions about the Funds’ investment policies.
The Funds publish on their website (www.commercefunds.com) complete portfolio holdings for the Funds as of the end of each month no earlier than 10 calendar days after month end. In addition, the Funds file their complete schedule of portfolio holdings with the SEC for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N‑PORT. The Funds’ schedule of portfolio holdings for the third month of each fiscal quarter is available on the SEC’s website at http://www.sec.gov. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.
The securities, risks and investment practices that are considered to be “principal” securities, risks and investment practices of each Fund are discussed on pages 2 through 53 of this prospectus. The following section takes a closer look at certain of the Funds’ principal investment strategies and related risks, which are summarized in the summary section of each Fund. It also explores the various other investment securities and techniques that the Adviser may use. The Funds may invest in other securities and are subject to further restrictions and risks that are described in the Statement of Additional Information. Additionally, the Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Funds’ investment objectives and strategies.
Principal Risks

Asset-Backed Risk (The Bond Fund): Asset-backed securities may involve certain risks not presented by other securities. These risks include a greater chance of default during periods of economic downturn than other securities. Any future economic downturn could increase the risk that such assets underlying asset-backed securities purchased by the Fund will also suffer greater levels of default than were historically experienced. Also, asset-backed securities may be less liquid and therefore more difficult to value and liquidate, if necessary. Ultimately, asset-backed securities are dependent upon payment of the underlying consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

PAGE 54 The Commerce Funds

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor, which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount owed. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.
Call Risk (The Bond Fund, The National Tax‑Free Intermediate Bond Fund, The Missouri Tax‑Free Intermediate Bond Fund and The Kansas Tax‑Free Intermediate Bond Fund, together, the “Fixed Income Funds”): An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, a Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower yielding securities, securities with greater credit risk or securities with less favorable features.
Communication Services Sector Risk (The Growth Fund and The Value Fund): The companies in the communication services sector may be subject to legislative or regulatory changes, adverse market conditions, and/or increased competition. The value of the securities of communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence, and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Consumer Discretionary Sector Risk (The Growth Fund and The MidCap Growth Fund): Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer preferences. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies. Moreover, changes in consumer spending as a result of world

The Commerce Funds PAGE 55

events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Credit Risk (Fixed Income Funds): An issuer of securities may default on its obligation to pay interest and repay principal. A securities credit rating, or that of its guarantor, could be downgraded. A Fund could lose money in either of these instances. The creditworthiness of an issuer or its guarantor may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region. Fixed income securities may be rated by one or more national recognized statistical rating organizations (“NRSROs”), such as S&P Global Ratings (“S&P”), Moody’s Ratings (“Moody’s”) and Fitch Ratings (“Fitch”). These ratings represent the judgment of the rating organization about the safety of principal and interest payments. When a municipal security is guaranteed or insured, the Adviser will use the credit rating of the guarantor or insurer if it is higher than the rating of the issuer. Ratings are not guarantees of quality and may be subject to change even after a security has been acquired. Not all fixed income securities are rated. The Bond Fund may invest up to 10% of its total assets in high yield securities and up to 35% of its total assets in obligations rated BBB or Baa by certain ratings services. The National Tax‑Free Intermediate Bond Fund, The Missouri Tax‑Free Intermediate Bond Fund and The Kansas Tax‑Free Intermediate Bond Fund (the “Tax‑Free Funds”) may each invest up to 5% of its total assets in high yield securities. Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuer’s capacity to pay interest and repay principal. Subsequent to purchase, portfolio securities of the Tax‑Free Funds may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security, except that the Tax‑Free Funds may not hold more than 5% of their total assets in high yield (non‑investment grade) securities. High yield securities and obligations rated BBB or Baa by certain ratings services are riskier than higher-rated obligations. See “High Yield Securities Risk” for more information.
Cybersecurity Risk (all Funds): As part of its business, the Funds and the Adviser, the Trust’s Co‑Administrators, the Fund Accounting and Administrative Services Agent, the Transfer Agent, the Distributor, the Funds’ other service providers and the vendors of each (collectively, “Service Providers”) process, store, and transmit large amounts of electronic information, including information relating to the transactions of the Funds. As a result, the Service Providers are exposed to the risk (“Cyber Risk”) that their operations and data may be compromised as a result of internal and external cyber-failures, breaches and/or attacks (“Cyber Incidents”). Cyber breaches could occur as a result of malicious or criminal cyber-attacks or from human error, faulty or inadequately implemented policies and procedures or other system failures unrelated to external cyber threats. Cyber-attacks include, among other things, actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider website through denial‑of‑service attacks or (iv) otherwise disrupt normal business operations.

PAGE 56 The Commerce Funds

Successful cyber-attacks or other Cyber Incidents or events affecting the Funds or their Service Providers may adversely impact a Fund or its shareholders or cause a shareholder’s investment in the Fund to lose value. For instance, Cyber Incidents may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage to the Funds. Cyber Incidents could also subject the Funds or their Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient or unavailable to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk. While the Funds and their Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks, which are ever changing, may be highly sophisticated.
Cyber Risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such issuers to lose value.
Equity Securities Risk (The Growth Fund, The Value Fund, The MidCap Growth Fund and The MidCap Value Fund, together, the “Equity Funds”): Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company’s directors. Common stockholders participate in company profits through dividends and market appreciation and, in the event of bankruptcy, distributions, on a pro‑rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.
Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Extension Risk (The Bond Fund): An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher-yielding securities.
Financials Sector Risk (The Value Fund and The MidCap Value Fund): A Fund’s performance may be adversely affected by events affecting the financials sectors, if it invests a relatively large percentage of its assets in this sector. The financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of

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capital. Events affecting the financials sector have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in this sector. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this sector. Investment banking, securities brokerage, and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. In addition, all financial services companies face shrinking profit margins due to new competitors, the cost of new technology, increased regulation and the pressure to compete globally.
Health Care Sector Risk (The Growth Fund, The MidCap Growth Fund and The Value Fund): Factors that may affect the profitability of companies in the health care sector include extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products and product obsolescence due to industry innovation, changes in technologies and other market developments. A major source of revenue for the health care sector is payments from Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs, as well as state or local health care reform measures. Companies in the health care sector depend heavily on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of companies in this sector. Health care companies also are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make raising prices difficult and, at times, may result in price discounting. In addition, companies in the health care sector may be thinly capitalized and therefore may be susceptible to product obsolescence.
High Yield Risk (The Bond Fund and The National Tax‑Free Intermediate Bond Fund, The Missouri Tax‑Free Intermediate Bond Fund and The Kansas Tax‑Free Intermediate Bond Fund, together, the “Tax‑Free Funds”): The Bond Fund may invest up to 10% of its total assets in high yield securities, and the Tax‑Free Funds may each hold up to 5% of their total assets in such securities. High yield securities are those securities rated “BB” or below by S&P, “Ba” or below by Moody’s or an equivalent rating by Fitch, and are commonly referred to as “junk bonds.” Subsequent to purchase, portfolio securities of the Tax‑Free Funds may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment-grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. High yield securities tend to be more sensitive to economic conditions and may be more volatile than higher-rated securities of similar maturity. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. A Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. Periods of

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economic uncertainty generally result in increased volatility in the market prices of these securities and thus in a Fund’s NAV. Markets have recently experienced dramatic volatility and economic uncertainty continues.
Industrials Sector Risk (The MidCap Growth Fund, MidCap Value Fund and The Value Fund): Changes in government regulation, world events and economic conditions may adversely affect the companies in the industrials sector. In addition, these companies are at risk for environmental damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general.
Income Risk (Fixed Income Funds): A Fund’s ability to distribute income to shareholders depends on the yield available from a Fund’s investments. A Fund’s portfolio income may decline when market interest rates fall. In a falling interest rate environment, a Fund may be required to invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.
Information Technology Sector Risk (The Equity Funds): Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology companies, and a Fund’s concentration in technology securities may subject it to more volatile price movements than a more diversified securities portfolio. In certain instances, technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the technology industry can experience sudden and rapid appreciation and depreciation.
Interest Rate Risk (Fixed Income Funds): Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in a Fund, the more the Fund’s share price will go up or down in response to interest rate changes. Periods of rising interest rates may result in decreased liquidity and increased volatility in the fixed income markets.
Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.
A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). If interest rates rise, a Fund’s yield may not increase proportionately. Recent and potential future changes in government policy may affect interest rates. Changing interest rates, including rates that fall below zero, can be sudden and unpredictable and may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Declines in interest rate levels could cause a Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. A low or declining interest rate environment may prevent a Fund from providing a positive yield or paying Fund expenses out of Fund assets

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and could lead to a decline in a Fund’s share price. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by a Fund.
Investment Risk (all Funds): The value of your investment in a Fund may fluctuate, which means that you could lose money. The types of investments held by the Fund may not perform as well as other types of investments.
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
Issuer Risk (Equity Funds and The Bond Fund): The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. If the issuer of a security held by a Fund becomes insolvent, bankrupt or is subject to some other reorganization proceeding, the Fund may experience significant delays in its ability to liquidate and/or recover, and may be unable to obtain some or all of the value of, such security. Additionally, a Fund may be subject to “bail‑in” risk under applicable laws or regulations whereby, if required by a financial institution’s authority, a financial institution’s liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail‑in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail‑in occurs, such Fund may also be similarly impacted.
Large‑Cap Risk (The Growth Fund and The Value Fund): Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. In addition, larger companies may grow more slowly or be slower to respond to business developments than smaller companies. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. Over certain periods, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
Large Shareholder Purchase and Redemption Risk (all Funds): A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

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Liquidity Risk (Fixed Income Funds): The Funds may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high number of redemption requests or other reasons. Markets for some portfolio securities, particularly fixed income securities, may periodically experience lower valuations and reduced liquidity, which may adversely affect a Fund’s performance. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at a time or price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these actions could negatively affect Fund performance.
Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and, in some cases, has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. Liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances under which large numbers of market participants may attempt to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Management Risk (all Funds): A strategy used by the Adviser may fail to produce the intended results. The Adviser’s assessment of companies or other entities whose securities are held by a Fund may prove incorrect, resulting in losses or poor performance, even under favorable market and interest rate conditions. See “Quantitative Model Risk” for more information with respect to the Equity Funds.
Market Risk (all Funds): General economic conditions and/or the activities of individual companies may cause the value of the securities in a Fund to increase or decrease, sometimes rapidly or unpredictably. Your shares at redemption may be worth more or less than your initial investment. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, local or regional events such as financial institution failures, war, terrorism, market manipulation, government defaults, government

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shutdowns, natural/environmental disasters, the spread of infectious illness (including epidemics or pandemics) or other public health issues, recessions or other events can all negatively impact the securities markets, which could cause the Funds to lose value. Additionally, the imposition of tariffs or trade restrictions can disrupt global supply chains, increase costs for certain industries, and contribute to heightened market volatility, which may adversely affect the Fund’s investments. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss. Additionally, as a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region. Geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.
Recent Market Events. The impact of epidemics and pandemics that may arise in the future, could affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time. Health crises caused by the outbreak may heighten other preexisting political, social and economic risks in a country or region. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically lower interest rates. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their Service Providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Adviser relies, and could otherwise disrupt the ability of the Service Providers to perform essential tasks. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent a Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. There is significant uncertainty regarding how recent wars between Russia and Ukraine in Europe and Hamas and Israel in the Middle East will evolve. The resulting market disruptions and volatility are impossible to predict.
These conditions could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. You should also review this Prospectus and the Funds’ Statement of Additional Information to understand each Fund’s discretion to implement temporary defensive measures, as well as the circumstances in which a Fund may satisfy redemption requests in‑kind.

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In addition, current market conditions may pose heightened risks with respect to Funds that invest in fixed income securities. Interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease. As such, the fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund.
Maturity Risk (Fixed Income Funds): A Fund will not necessarily hold its securities to maturity, which could result in loss of principal. A Fund may invest in bonds of varying maturities. A bond’s maturity is one indication of the interest rate exposure of a security. Generally, the longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.
Mid‑Cap and Small‑Cap Risk (The Growth Fund and The Value Fund with respect to Mid‑Cap Risk and The MidCap Growth Fund and The MidCap Value Fund with respect to Mid‑Cap and Small‑Cap Risk): Investing in securities of smaller and mid‑sized companies may be riskier than investing in securities of larger, more established companies. Smaller and mid‑sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. They often depend on a smaller, less experienced management group. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Also, these company stocks may trade less often and in limited volume compared to stocks trading on a national securities exchange. Security prices of these company stocks may be more volatile than the prices of larger company stocks. As a result, a Fund’s NAV may be subject to rapid and substantial changes if it invests in these stocks.
Mortgage-Backed Risk (The Bond Fund): In addition to prepayment, call and extension risks, mortgage-backed securities may be subject to special risks, including price volatility, liquidity, and enhanced sensitivity to interest rates. Collateralized mortgage-backed securities (“CMOs”) may exhibit even more price volatility and interest rate risk than other mortgage-backed securities. They may lose liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to the Fund based on the Adviser’s analysis of the market value of the security. The Bond Fund may purchase “stripped” mortgage-backed securities (“SMBS”) and other types of “stripped” securities. SMBS, in particular, are more volatile and sensitive to interest rate changes than ordinary debt securities, and there is a greater risk that a Fund’s initial investment in these securities may not be fully recouped. Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated

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prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified. A downturn in these economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Funds.
Municipal Bond Risk (The Bond Fund and the Tax‑Free Funds): Payment on municipal bonds held by a Fund relating to certain projects may be secured mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining a deficiency judgment. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal bonds. The obligations of the issuer to pay the principal of and interest on a municipal bond are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal bond may be materially affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although these obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non‑appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment. The increased presence of nontraditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non‑traditional participants may trade more frequently or in greater volume. Moreover, in recent years, an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Municipalities continue to experience difficulties in the current economic and political environment.
Non‑Diversified Risk (The Growth Fund): Non‑diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non‑diversified portfolio more than it would a diversified portfolio. In addition, a non‑diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. Pursuant to certain SEC staff positions, if the Fund’s investments are

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“diversified” under the Investment Company Act of 1940 for a period of three years, that Fund may be considered diversified and may not be able to convert back to a non‑diversified Fund without the approval of shareholders.
Prepayment Risk (The Bond Fund): An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return. When interest rates are falling, the issuers of fixed income securities may repay principal earlier than expected. As a result, a Fund may have to reinvest these prepayments at the then prevailing lower rates, thus reducing its income. In the case of mortgage-backed or asset-backed issues—securities backed by pools of loans—payments due on the security may also be received earlier than expected. This may happen when market interest rates are falling and the underlying loans are being prepaid. Conversely, payments may be received more slowly when interest rates are rising, as prepayments on the underlying loans slow. This may affect the value of the mortgage‑or asset-backed issue if the market comes to view the interest rate to be too low relative to the term of the investment. Either situation can affect the value of the instrument adversely.
Quantitative Model Risk (Equity Funds): Securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model, the weights placed on each factor technology malfunctions, or programming flaws, among others. Results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology system malfunctions. The quantitative model used by the Adviser to manage a Fund may not perform as expected, particularly in volatile markets.
Sector Concentration Risk (Equity Funds): Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by developments that significantly affect that sector, including market, economic, political or regulatory developments. Individual sectors may be more volatile and may perform differently than the broader market. The Fund’s performance may also suffer if a sector does not perform as well as the Adviser expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.
State-Specific Risk (The Missouri Tax‑Free Intermediate Bond Fund and The Kansas Tax‑Free Intermediate Bond Fund): The Missouri Tax‑Free Intermediate Bond Fund and The Kansas Tax‑Free Intermediate Bond Fund invest their assets predominantly in Missouri or Kansas bonds, respectively. The actual payment of principal and interest on these bonds is dependent on the Missouri General Assembly or Kansas legislature allotting money each fiscal year for these payments. You should also be aware that provisions of the Missouri Constitution and Kansas Constitution and other laws could result in certain adverse consequences affecting Missouri bonds or Kansas bonds. When a Fund’s assets are concentrated in bonds payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.
Tax Risk (The Tax‑Free Funds): A Fund that invests in municipal bonds may be more adversely impacted by changes in tax rates and policies than other funds. Interest income on municipal bonds is normally not subject to regular federal income tax. Any proposed or

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actual changes in federal income tax rates or exemption statutes that apply to interest income, therefore, can significantly affect the demand for and supply, liquidity, price and marketability of municipal bonds, which could in turn affect a fund’s ability to buy and sell municipal bonds at favorable yield and price levels.
U.S. Government Securities Risk (The Bond Fund): The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so. U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (i) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association (“GNMA”)), (ii) the right of the issuer to borrow from the U.S. Treasury (such as the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association (“FNMA”)), or (iv) only the credit of the issuer (such as the Federal Home Loan Mortgage Corporation (“FHLMC”)). Although many U.S. Government securities purchased by a Fund, such as those issued by the FNMA, FHLMC and the Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and therefore are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. FNMA and FHLMC have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of FNMA and FHLMC and the value of their debt and equity securities and the securities that they guarantee.
U.S. Territory Risk (The Tax‑Free Funds): To the extent such obligations are exempt from federal or applicable state income taxes, the Tax‑Free Funds may invest in obligations of the governments of U.S. territories, commonwealths and possessions such as Puerto Rico, the U.S. Virgin Islands and Guam, in order to achieve their investment objectives. The Bond Fund may also invest a portion of its assets in such obligations. Accordingly, the Funds may be adversely affected by local political, economic and social conditions and developments within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations. Some of the municipalities in which the Funds may invest have been or are currently experiencing significant financial difficulties, including persistent government deficits, underfunded retirement systems, sizable debt service obligations and/or high unemployment rates. A restructuring or a decline in the market prices of a territory’s or Commonwealth’s debt obligations may affect a Fund’s investment in these securities. Additionally, some of the municipalities in which the Funds may invest may experience significant natural disasters that exacerbate existing financial difficulties. For example, Hurricane Maria caused tremendous damage in Puerto Rico when it made landfall there in September 2017, and Puerto Rico experienced another disaster after an earthquake hit the island on January 7, 2020. Similar weather events have the potential to reduce the value and liquidity of a Fund’s investments in U.S. territories, commonwealths or possessions.

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Non‑Principal Risks

Bank Capital Securities and Trust Preferred Securities Risk: There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Trust preferred securities have the characteristics of both subordinated debt and preferred stock. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.
Credit Enhancement Risk: A single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect that Fund, as it may invest in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.
Currency Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A decline in the value of a foreign currency versus the U.S. dollar reduces the dollar value of securities denominated in that currency. Exchange rate movements can be large and unpredictable and can last for extended periods. Absent other events that could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of a foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.
Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s NAV to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments

The Commerce Funds PAGE 67

in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. The Funds investing in foreign securities are all subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.
ETF Risk: Exchange-traded funds (“ETFs”) are shares of unaffiliated investment companies that are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System. The market price of shares of ETFs is expected to fluctuate based on both changes in the shares’ NAVs as well as supply of and demand for the shares on an exchange. Certain ETFs traded on a national securities exchange may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. As a shareholder of an ETF, a Fund would bear, along with other shareholders, its pro rata portion of the ETF’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.
Foreign Risk: Foreign securities can be riskier and more volatile than U.S. securities. Adverse political, social and economic developments in foreign countries (including the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions) or changes in the value of foreign currency can make it harder for the portfolio to sell its securities and could reduce the value of your shares. Changes in or the lack of tax, accounting, and regulatory standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions and the legal remedies for investors may be more limited than the remedies available in the United States. Also, the costs attributable to investing abroad are usually higher than those of investing in the United States. These costs include higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less market liquidity, more market volatility, trade barriers and other protectionist or retaliatory measures and political and economic instability. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements. The accounting, auditing and financial reporting standards and practices applicable to foreign companies in emerging or developing markets may be less rigorous, and there may be significant differences between financial statements prepared in accordance with those accounting standards as compared to financial statements prepared in accordance with international accounting standards. Consequently, the quality of certain foreign audits may

PAGE 68 The Commerce Funds

be unreliable, which may require enhanced procedures, and the Funds may not be provided with the same level of protection or information as would generally apply in developed countries, potentially exposing the Funds to significant losses. Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.
The Bond Fund may invest in foreign debt and in the securities of foreign governments. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, may attempt to renegotiate the debt at a lower rate or may not honor investments by U.S. entities or citizens, and a Fund may have limited recourse to compel payment in the event of a default. A sovereign debtor’s willingness or ability to repay principal and pay interest may be affected by, among other things, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders and the political constraints to which a sovereign debtor may be subject. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Sovereign debt obligations are also subject to political risks (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions) and economic risks (e.g., the relative size of the governmental entity’s debt position in relation to the economy, high foreign debt as a percentage of gross domestic product or exports, high inflation or deflation, or an overvalued exchange rate) or a combination of these risks, such as the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Subject to their respective investment limitations, The Growth Fund, The Value Fund, The MidCap Growth Fund, The MidCap Value Fund and The Bond Fund may invest in American Depositary Receipts and other depositary receipts, some of which may not be sponsored by the issuing institution. A non‑sponsored depositary may not be required to disclose material information that a sponsored depositary would be required to provide under its contractual relationship with the issuer. Accordingly, there may not be a correlation between such information and the market value of such securities.
Investment Companies Risk: The Funds may invest, consistent with their respective investment objectives and strategies, in securities of other investment companies subject to statutory limitations prescribed by the Investment Company Act of 1940. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies (except money market funds). Among other things, the Funds may invest in money market funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. The Funds will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies.
Operational Risk: An investment in a Fund may be negatively impacted because of operational risks arising from factors such as processing errors, inadequate or failed internal

The Commerce Funds PAGE 69

or external processes, failures in systems controls or technology, human errors or misconduct arising from a Fund’s employees or agents, the spread of infectious illness (including epidemics and pandemics), natural disasters or other events, changes in personnel, and errors caused by Service Providers or trading counterparties. In particular, these errors or failures in systems and technology, including operational risks associated with reliance on Service Providers, may adversely affect a Fund’s ability to process shareholder transactions, price Fund investments and calculate its NAVs in a timely manner, including over a potentially extended period. Moreover, consistent with each Fund’s investment strategies, the Adviser uses various technology to support portfolio decision making for the Funds. Data imprecision, software or other technology malfunctions, programming or modeling flaws and similar circumstances may impair the performance of such technology, which may negatively affect a Fund’s performance. Although the Funds and Service Providers attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.
Portfolio Turnover Risk: The Funds may buy and sell investments relatively often. Such a strategy could hinder performance because it often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by a portfolio. Shareholders must pay tax on such capital gains. Tax and transaction costs lower a Fund’s effective return for investors.
Privately Issued Mortgage-Related Securities Risk: Pools created by non‑governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in pools created by non‑governmental issuers. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Privately issued mortgage-related securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

PAGE 70 The Commerce Funds

Real Estate Investment Trust (“REIT”) Risk: REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; and changes in interest rates. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
Repurchase Agreement Risk: Repurchase agreements involve the purchase of securities by a Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. To the extent consistent with its respective investment objective and principal investment strategies, each Fund may enter into repurchase agreements with domestic and foreign financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Adviser or other entities. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund. Additionally, a Fund may be subject to “bail‑in” risk under applicable laws or regulations whereby, if required by a financial institution’s authority, a financial institution’s liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail‑in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail‑in occurs, such Fund may also be similarly impacted. With respect to collateral received in repurchase transactions, a Fund may have significant exposure to financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on a Fund, including minimizing the value of any collateral.
Short-Term Investing Risk: For temporary defensive purposes, the Adviser may decide to suspend the normal investment activities of a Fund by investing up to 100% of its assets in cash and cash equivalent short-term obligations, including money market instruments, a term that includes bank obligations, commercial paper, U.S. Government obligations, foreign government securities (if permitted) and repurchase agreements. Bank obligations include obligations of foreign banks or foreign branches of U.S. banks. The Adviser may temporarily adopt a defensive position to reduce changes in the value of the Fund’s shares that may result from adverse market, economic, political or other conditions. When the Adviser pursues a temporary defensive strategy, the Funds may not be following their stated objectives and may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal investment strategies.

The Commerce Funds PAGE 71

Account Policies And Features

The following information is intended to help you understand more fully how to purchase and redeem shares of The Commerce Funds. It will also explain the features you can use to customize your Commerce Funds account to meet your needs.
Buying Shares

How Are Shares Priced?
You pay no sales charges (“loads”) to invest in shares of these Funds. Your share price is each Fund’s NAV, which is generally calculated as of the close of trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (“NYSE”). Your order will be priced at the next NAV calculated after your order is received in proper form by The Commerce Funds’ Transfer Agent. Therefore, to receive the NAV of any given day, The Commerce Funds must receive your order in proper form by the close of regular trading on the NYSE that day. If The Commerce Funds receives your order after the NYSE closes, you will receive the NAV that is calculated on the close of trading on the following day. The Commerce Funds are open for business on the same days as the NYSE. Shares will generally not be priced on the days on which the NYSE is closed for trading although shares of the Fixed Income Funds may be priced on such days if the Security Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets open for all or part of the day. Each Fund’s investments are valued based on market value, or where market quotations or pricing service prices are not readily available, based on fair value calculated according to procedures adopted by the Board of Trustees. A Fund may also fair value price if the value of a security it holds has been materially affected by significant events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly happens with foreign securities, but it may also occur with domestic securities.
Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments, as well as the same or similar events that may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to, corporate actions such as reorganizations, mergers and buy‑outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.
One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, fair valuation involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value assigned to a particular security is accurate.
Pursuant to Rule 2a‑5 under the 1940 Act, the Board of Trustees has designated the Adviser as “valuation designee” to perform the Funds’ fair value determinations, subject to Board oversight and other requirements.

PAGE 72 The Commerce Funds

Trading in foreign securities is generally completed before the end of regular trading on the NYSE and may occur on weekends and U.S. holidays and at other times when the NYSE is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the NAV for any Fund invested in foreign securities. You may not be able to redeem or purchase shares of an affected Fund during these times.
Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses). However, investments in ETFs are valued at their last sale price or official closing price at the principal exchange or system on which they traded. If no sale occurs, these investments will be valued at the last bid price.
Certain short-term securities may be valued at amortized cost, which approximates fair value.
Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE and/or the bond markets is stopped at a time other than their regularly scheduled closing times. In the event the NYSE and/or the bond markets do not open for business, the Funds may, but are not required to, open one or more of the Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. In addition, on any business day when SIFMA recommends that bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day. To learn whether a Fund is open for business during an emergency situation, please call 1‑800‑995‑6365.

How to Calculate NAV

NAV =	(Value of Assets) – (Liabilities)
Number of Outstanding Shares
What Is The Minimum Investment For The Funds?

	Initial Investment	Additional Investments
Regular account	$1,000	$250
Automatic investment account	$500	$50/month
Individual retirement accounts (except SEP, SIMPLE IRAs and Mandatory Rollovers), Keogh plans, corporate retirement plans, public employer deferred plans, profit sharing plans and 401(k) plans	$1,000	$250
SEP and SIMPLE IRAs	$50	$50/month

The Commerce Funds PAGE 73

What Is The Minimum Investment If I Am An Employee Of Commerce Bancshares Or Another Commerce Funds Service Provider?
For employees, directors, officers and retirees (as well as their legal dependents) of Commerce Bancshares, Inc., Goldman Sachs & Co. LLC, SS&C Global Investor & Distribution Solutions, Inc. and State Street Bank and Trust Company and their subsidiaries or affiliates, the following investment minimums apply:

	Initial Investment	Additional Investments
Regular account	$250	$100
Automatic investment account	$100	$25/quarter
Individual retirement accounts (including SEP, SIMPLE and Roth IRAs) and Keogh plans	$100	$25/quarter
How Do I Buy Shares?
The following section describes features and gives specific instructions on how to purchase Fund shares directly from The Commerce Funds. See “General Policies” for a description of The Commerce Funds’ excessive trading policies. The Commerce Funds has authorized certain dealers to purchase shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.
1. Consider The Following Features To Customize Your Account:

•
Making Automatic Investments: The Automatic Investment feature lets you transfer money from your financial institution account into your Fund account automatically either on the 1st or the 15th of the month. The Automatic Investment feature is one way to use dollar cost averaging to invest (see below). Only accounts at U.S. financial institutions that permit automatic withdrawals through the Automated Clearing House are eligible. Check with your financial institution to determine eligibility.

•
Using Dollar Cost Averaging: Dollar cost averaging involves investing a dollar amount at regular intervals. Because more shares are purchased during periods with lower share prices and fewer shares are purchased when the price is higher, your average cost per share may be reduced. In order to be effective, dollar cost averaging should be followed on a regular basis. You should be aware, however, that shares bought using dollar cost averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find dollar cost averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price. Dollar cost averaging does not assure a profit or protect against a loss in a declining market. Since dollar cost averaging involves investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue to purchase through periods of low price levels. You can invest through dollar cost averaging on your own or through the Automatic Investment feature described above.

PAGE 74 The Commerce Funds

2. Contact The Commerce Funds To Open Your Account:

By Mail:

Complete an account application. Mail the completed application and a check payable to The Commerce Funds to: The Commerce Funds c/o Shareholder Services P.O. Box 219525 Kansas City, MO 64121-9525

In Person

You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in opening an account.

•	Federal regulations require you to provide a certified Taxpayer Identification Number upon opening or reopening an account.

•	If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments by check must be in U.S. dollars and must be drawn only on U.S. financial institutions.
How Do I Add To My Commerce Funds Account?
To add to your original investment, you may either mail your additional investment to the address above or you may use Electronic Funds Transfer.

By Electronic Funds Transfer:

To use Electronic Funds Transfer, have your bank send your investment to:

State Street Bank and Trust Company, with these instructions:
— ABA #011000028
— DDA #99042814
— Beneficiary: Commerce Funds
— Your name and address
— Your social security or tax ID number
— Name of the Fund
— Your new account number

What Are My Options For Changing My Investment Within The Commerce Funds?

•	Exchanging Shares From Fund To Fund: As a shareholder, you have the privilege of exchanging your shares for shares of any other Commerce Fund.
Shares being exchanged are subject to the minimum initial and subsequent investment requirements as described above. The Commerce Funds reserves the right to reject any exchange request and the exchange privilege may be modified or terminated at any time.

The Commerce Funds PAGE 75

At least 60 days’ notice of any material modification or termination of the exchange privilege will be given to shareholders except where notice is not required under the regulations of the SEC. Before exchanging your shares, you should consider carefully the investment objectives, policies, risks and expenses of the Fund you are acquiring. In addition, please see “General Policies” for a description of The Commerce Funds’ excessive trading policies.

•
Making Automatic Exchanges: You may request on your account application that a specified dollar amount of shares be automatically exchanged for shares of any other Commerce Fund. These automatic exchanges may be made on any one day of each month and are subject to the following conditions: 1) the minimum dollar amount for automatic exchanges must be at least $250 per month; 2) the value of the account in the originating Fund must be at least $1,000 after the exchange; 3) the value of the account in the acquired Fund must equal or exceed the acquired Fund’s minimum initial investment requirement; and 4) the names, addresses and taxpayer identification number for the shareholder accounts of the exchanged and acquired Funds must be identical.

•
Cross Reinvesting Of Distributions: You may invest dividend or capital gain distributions from one Fund to another Fund. If you elect to reinvest the distributions paid by one Fund in shares of another Fund of The Commerce Funds, the dividends or distributions will be treated as received by you for tax purposes.

Redeeming Shares

You May Sell Shares At Any Time: Your shares will be sold at the NAV next calculated after The Commerce Funds’ Transfer Agent receives your properly completed order. Your order will be processed promptly and you will generally receive the proceeds within one week. PLEASE NOTE: If the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds until payment has been collected, which could be up to 15 business days. Please see “General Policies” for a description of The Commerce Funds’ excessive trading policies.
Receipt Of Proceeds From A Sale: Proceeds will normally be wired the business day after your request to redeem shares is received in good order by the Transfer Agent. Payment by check will ordinarily be made within seven calendar days following redemption or you can have your proceeds sent by federal wire to your financial institution account. Your request to wire proceeds is subject to the financial institution’s wire charges.
Written requests to sell shares must be signed by each shareholder, including each joint owner. Certain types of redemption requests will need to include a Signature Guarantee. You may obtain a Signature Guarantee from most banks or securities dealers. Guarantees from notaries public will not be accepted.
How Do I Redeem Shares From My Commerce Funds Account?
The following section describes how to redeem shares directly through The Commerce Funds. The Commerce Funds has authorized certain dealers to redeem shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

PAGE 76 The Commerce Funds

1. Consider Using An Automated Redemption:

•
Making Automatic Withdrawals: If you are a shareholder with an account valued at $5,000 or more, you may withdraw amounts in multiples of $100 or more from your account on a monthly, quarterly, semi-annual or annual basis through the Automatic Withdrawal feature. At your option, you may choose to have your automatic withdrawal paid either by check or directly deposited into a financial institution account. Withdrawals paid by check are distributed on or about the 15th of the month. Direct deposits made to a financial institution account can be made on any day of the month. To participate in this feature, supply the necessary information on the account application or in a subsequent written request. This feature may be suspended should the value of your account fall below $500.

2. Contact The Commerce Funds To Redeem Shares From Your Account

By Mail:

Write a letter to us that gives the following information:
— names of all account owners
— your account number
— the name of the Fund
— the dollar amount you want to redeem
— what we should do with the proceeds

Each owner, including each joint owner should sign the letter. Mail your request to: The Commerce Funds c/o Shareholder Services P.O. Box 219525 Kansas City, MO 64121-9525

By Telephone – Requesting Proceeds Be Wired:

Call The Commerce Funds with your request. Please see “What Are The Important Things To Consider When Contacting The Commerce Funds by Telephone?” below for specific instructions. When requesting a redemption by wire you must be redeeming shares in the amount of $1,000 or more. Also, the Fund must have your financial institution account information already on file. Proceeds will be wired directly to this designated account.

By Telephone – Requesting Proceeds Be Sent By Check:

Call The Commerce Funds at 1‑800‑995‑6365 (8 a.m.‑5 p.m. CST) with your request. Please see “What Are The Important Things to Consider When Contacting The Commerce Funds by Telephone?” below for specific instructions. The check will be made payable to the shareholder(s) of record and sent to the address listed on your account.

The Commerce Funds PAGE 77

In Person:

You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in redeeming shares from your account.
What Are The Important Things To Consider When Contacting The Commerce Funds By Telephone?
You may call us at 1‑800‑995‑6365 (8 a.m.‑5 p.m. CST) to explain what you want to do. To purchase shares by phone or request electronic transfers or request redemptions, we need your prior written authorization. If you did not check the appropriate box on your original account application, you must send us a letter that gives us this authorization.
Telephone purchases will be made at the NAV next determined after the Transfer Agent receives an order in good form. If you should experience difficulty in redeeming your shares by telephone (e.g., because of unusual market activity), we urge you to consider redeeming your shares by mail.
You should note that the Transfer Agent may act on a telephone purchase or redemption request from any person representing himself to be you and reasonably believed by the Transfer Agent to be genuine. Neither The Commerce Funds nor any of its service contractors will be liable for any loss or expense in acting on telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, The Commerce Funds will use all procedures considered reasonable; the Funds may be liable for any losses if they fail to do so.
General Policies

Dividend and Distribution Policies: As a Fund shareholder, you are entitled to any dividends and distributions from net investment income and net realized capital gains. You may choose one of the following distribution options for dividends and capital gains:
(1) reinvest all dividend and capital gain distributions in additional shares,
(2) receive dividend distributions in cash and reinvest capital gain distributions in additional shares,
(3) receive all dividend and capital gain distributions in cash, or
(4) have all dividend and capital gain distributions deposited directly into your designated account at a financial institution.
If you do not select an option when you open an account, all distributions will automatically be reinvested in additional shares of the same Fund. For your protection, if you elect to have distributions mailed to you and these cannot be delivered, they will be reinvested in additional shares of the same Fund. To change your distribution option,

PAGE 78 The Commerce Funds

contact The Commerce Funds at 1‑800‑995‑6365 (8 a.m.‑5 p.m. CST). The change will become effective after it is received and processed by the Transfer Agent.

Fund	Monthly Dividends*	Quarterly Dividends**	Annual Dividends***	Net Realized Capital Gains****
Growth			X	X
Value		X		X
MidCap Growth			X	X
MidCap Value		X		X
Bond	X			X
National Tax‑Free Intermediate Bond	X			X
Missouri Tax‑Free Intermediate Bond	X			X
Kansas Tax‑Free Intermediate Bond	X			X

*	Monthly dividends are declared daily but are only distributed on or about the last business day of the month.

**	Quarterly dividends are both declared and paid at the end of each calendar quarter month.

***	Annual dividends are both declared and paid in December.

****	Each Fund declares and distributes net realized capital gains annually (December).
The Commerce Funds Reserves The Right To:

•
In‑Kind Purchases: The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. See the Statement of Additional Information for further information about the terms of these purchases.

•
In‑Kind Redemptions: The Trust reserves the right to pay redemptions by a distribution “in‑kind” of securities (instead of cash) from the Funds. See the Statement of Additional Information for further information about the terms of these redemptions.

•
Automatic Redemption: Redeem your account involuntarily if, after 60 days’ written notice, your account’s value remains below a $500 minimum balance. We will not redeem your account involuntarily if the value falls below the minimum balance solely as a result of market conditions. Retirement accounts and certain other accounts will not be subject to automatic liquidation.

•
Suspension/Delay in Payment: Suspend or delay the payment of redemption proceeds when the NYSE is closed (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SEC, during any emergency as determined by the SEC or during other periods of unusual market conditions.

•	Reject Purchases: Reject a purchase for shares of any Fund. If this happens, the Funds will return any money received but no interest will be paid on that money.

•
Excessive Trading Policies: Without notice, The Commerce Funds may stop offering shares of a Fund, reject or restrict any purchase order (including exchanges), or bar an investor, including transactions accepted by a financial intermediary, who the Adviser believes is engaging in excessive trading from purchasing or exchanging shares of a Fund. In accordance with the policy and procedures adopted by the Board of Trustees, The Commerce Funds discourage market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term

The Commerce Funds PAGE 79

shareholders. To minimize harm to the Funds and its shareholders (or the Adviser), the Funds (or the Adviser) will reject purchase or exchange orders if, in the Fund’s (or Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Funds (or the Adviser), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Funds or its shareholders or would subordinate the interests of the Funds or its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser. The Commerce Funds and the Adviser will not be liable for any loss resulting from rejected purchase or exchange orders.

Pursuant to the policy adopted by the Board of Trustees, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews information provided by the Transfer Agent, SS&C Global Investor & Distribution Solutions, Inc. and other sources, on behalf of the Funds, relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.
Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. The identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and the Adviser will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.
The Commerce Funds may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in The Commerce Funds. The Funds may rely on these intermediaries’ excessive trading policies in lieu of applying the Fund’s policies. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by The Commerce Funds, and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading.
Abandoned Property
It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Please be advised that certain state escheatment laws may require the Fund to turn over your Fund account to the state listed in your account registration as abandoned property if no shareholder initiated activity occurs in the account within the time frame specified by the applicable state law. Escheatment laws vary by state, and states have different criteria for defining inactivity and unclaimed or abandoned property. For more information on unclaimed property and how to maintain an active account, please contact the Fund’s transfer agent.

PAGE 80 The Commerce Funds

Customer Identification Program
Federal law requires The Commerce Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with The Commerce Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by The Commerce Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, The Commerce Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified, (ii) refuse an investment in The Commerce Funds, or (iii) involuntarily redeem an investor’s shares and close an account if The Commerce Funds are unable to verify an investor’s identity. The Commerce Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.
Financial Intermediaries
Financial institutions or their designees that have entered into agreements with The Commerce Funds or its agent may, to the extent permitted by applicable law, enter confirmed purchase orders on behalf of clients and customers, with payment and the order to follow no later than a Fund’s pricing on the following business day. If payment is not received by the Funds’ Transfer Agent by such time, the financial institution could be held liable for resulting fees or losses. The Commerce Funds may be deemed to have received a purchase or redemption order when a financial institution or its designee accepts the order. Orders received by the Fund in proper form will be priced at the Fund’s NAV next computed after they are accepted by the financial institution or its designee. Financial institutions are responsible to their customers and The Commerce Funds for timely transmission of all subscription and redemption requests, investment information, documentation and money.
The Adviser may make payments to financial institutions from time to time to promote the sale, distribution and/or servicing of shares of the Funds. These payments are made out of the Adviser’s own assets and are not an additional charge to the Funds. The payments are in addition to the service fees described in this Prospectus. Such payments are intended to compensate financial institutions for, among other things, recordkeeping, shareholder communications and other administrative or marketing services. The amount of these additional payments is normally not expected to exceed 0.40% (annualized) of the amount sold or invested through the financial institution. These payments may create an incentive for a financial institution or its employees to recommend or sell shares of a Commerce Fund. For further information, please contact your financial institution for details about payments it may receive.
Conflict of interest restrictions may apply to the receipt of compensation by a financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

The Commerce Funds PAGE 81

Customers purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary may also impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Fund. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer’s investment in a Fund.
State securities laws regarding the registration of dealers may differ from federal law. As a result, financial intermediaries investing in the Funds on behalf of their Customers may be required to register as dealers.
Shareholder Servicing
The Funds have adopted a Shareholder Administrative Services Plan that permits each Fund to pay up to 0.15% of the average daily net assets of the Shares held under the plan to third parties, including the Adviser and its affiliates (“Service Organizations”), for providing shareholder services to the Shareholder Administrative Services Plan participants, except that, with respect to shareholder servicing agreements entered into by the Trust with certain Service Organizations prior to November 17, 2015, the Service Organizations party to such agreements may receive a fee of up to 0.25% of the average daily net assets of shares held under the plan if so provided in the applicable shareholder servicing agreement. Commerce has determined that the fees for the services under these earlier agreements are reasonable based on the value and quantity of services provided. Because these fees are paid out of the Funds’ assets on an on‑going basis, they will increase the cost of your investment.
These support services may include:

•	assisting investors in processing purchase, exchange and redemption requests;

•	processing dividend and distribution payments from the Funds;

•	providing information to customers showing their positions in the Funds; and

•	providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.
In addition, Service Organizations may, out of their own resources, provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.
The Commerce Funds will not issue share certificates. The Transfer Agent will maintain a complete record of your account and will issue you a statement at least quarterly. You will also be sent confirmations of purchases and redemptions.
As a shareholder in the Funds, you will receive an Annual Report and a Semi-Annual Report. To eliminate unnecessary duplication, only one copy of such reports will be sent to the same mailing address. If you would like a duplicate copy to be mailed to you, please contact The Commerce Funds at 1‑800‑995‑6365 (8 a.m.‑5 p.m. CST).
Tax Information

The following is a brief summary of additional information on the federal income tax consequences of investing in The Commerce Funds. You may also have to pay state and local taxes on your investment, and you should always consult with your tax adviser for

PAGE 82 The Commerce Funds

specific guidance on your investment in The Commerce Funds. This discussion relates only to shareholders who are U.S. citizens or residents.
Taxes on Distributions
Each Fund has elected and intends to qualify each year to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, a Fund generally pays no tax on the income and gains it distributes to you. The Bond Fund and the Tax‑Free Funds each expect to declare dividends daily and distribute all or substantially all of its net investment income, if any, to shareholders monthly. The Value Fund and The MidCap Value Fund expect to declare and distribute all or substantially all of its net investment income, if any, to shareholders quarterly. The Growth Fund and The MidCap Growth Fund each expect to declare and distribute all or substantially all of its net investment income, if any, to shareholders annually. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.
Distributions you receive from the Funds, other than Funds investing in tax‑exempt bonds, are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income other than qualified dividends are generally taxable to you as ordinary income, while distributions attributable to the net capital gain of a fund (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, no matter how long you have owned your Fund shares.
Fund distributions to noncorporate shareholders attributable to qualified dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate if certain other requirements are met. The amount of a Fund’s distribution that qualifies for this favorable tax treatment may be reduced by a Fund’s securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities. For these lower rates to apply, the non‑corporate shareholder must own the relevant Fund shares for at least 61 days during the 121‑day period beginning 60 days before the Fund’s ex‑dividend date. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
In addition, a shareholder of The Value Fund, The Growth Fund, The MidCap Value Fund or The MidCap Growth Fund, as applicable, may be entitled to a 20% deduction with respect to dividends paid to the shareholder by such Fund that the Fund designates as Section 199A

The Commerce Funds PAGE 83

dividends. Section 199A dividends or “qualified REIT dividends” are ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income by the Fund that are treated as eligible for a 20% deduction by noncorporate taxpayers. A Fund may choose to pass through the special character of these dividends to its shareholders, provided the shareholder meets certain holding period requirements with respect to their shares.
Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.
You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. In this case, you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital. This is known as “buying into a dividend.”
Taxes on Exchanges and Redemptions
When you redeem or exchange shares in any Fund, you will generally recognize a gain or loss for federal income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares. For shares acquired on or after January 1, 2012, a Fund is required to report your cost basis on shares redeemed or exchanged. Each Fund has elected to compute the basis on an average cost basis unless you instruct us to use another approved method or choose to specifically identify your shares at the time of each sale or exchange. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
The one major exception to these tax rules is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax qualified plan) will not be currently taxable if left to accumulate in such account, provided such shares were not acquired with borrowed funds. Withdrawals from such account may be subject to tax at ordinary income tax rates or a 10% penalty if withdrawn early.
Tax Consequences of The National Tax‑Free Intermediate Bond Fund, The Missouri Tax‑Free Intermediate Bond Fund and The Kansas Tax‑Free Intermediate Bond Fund
The National Tax‑Free Intermediate Bond Fund’s, The Missouri Tax‑Free Intermediate Bond Fund’s and The Kansas Tax‑Free Intermediate Bond Fund’s distributions will generally constitute tax‑exempt income for shareholders for federal income tax purposes. It is possible, depending on their investments, that a portion of the Tax‑Free Funds’ distributions could be taxable to shareholders as ordinary income or capital gains. Moreover, although distributions are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to

PAGE 84 The Commerce Funds

limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state. In general, if you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. However, this rule will not apply if the Tax‑Free Funds declare dividends equal to 90 percent of their net tax exempt income daily and pay out such amounts no less frequently than monthly. The Tax‑Free Funds expect to comply with this exception.
You should note that a portion of the Tax‑Free Funds’ distributions of tax‑exempt income may constitute an item of tax preference for purposes of the federal alternative minimum tax. In addition, investors that are generally exempt from U.S. tax on interest income, such as IRAs, other tax advantaged accounts, tax‑exempt entities and non‑U.S. investors, will not gain additional benefit from the tax‑exempt status of a Fund’s distributions of interest attributable to exempt bonds. Because a Fund’s pre‑tax returns will tend to be lower than those of funds that own taxable bonds of comparable quality, shares of a Fund will normally not be suitable investments for those kinds of investors. Moreover, investment in the Tax‑Free Funds by IRAs and other tax advantaged retirement accounts is especially unsuitable because subsequent distributions made from such accounts to their holders may be subject to tax. The Tax‑Free Funds are now required to report the amount of distributions constituting tax exempt income to shareholders and the Internal Revenue Service. You must report such amounts on your federal income tax return.
Missouri Taxes: Resident individuals, trusts and estates resident in Missouri, and corporations within Missouri’s tax jurisdiction will not be subject to Missouri income tax on dividends from The Missouri Tax‑Free Intermediate Bond Fund that are derived from interest on obligations of the State of Missouri and its political subdivisions (to the extent such interest is exempt from federal income tax) or on obligations issued by the United States Government, by the Governments of Puerto Rico, American Samoa, Northern Mallana Covenant, Northern Mariana, or the Virgin Islands, Guam, or by certain authorities, agencies, commissions, or instrumentalities of the United States provided such dividends are properly reported by the Fund. However, interest or dividends on obligations of certain federal government-related agencies, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, or Government National Mortgage Association, are not exempt from Missouri taxes. Resident individuals, trusts and estates and corporations generally will be subject to Missouri income tax on other dividends received from the Fund, including dividends derived from interest on obligations of other issuers and all long-term and short-term capital gains.
Kansas Taxes: Resident individuals, trusts and estates resident in Kansas, and corporations within Kansas’ tax jurisdiction will not be subject to Kansas income tax on dividends from The Kansas Tax‑Free Intermediate Bond Fund that are derived from interest (to the extent such interest is exempt from federal income tax) on obligations of the State of Kansas or its political subdivisions (if issued after 1987) or the following bonds exempted by Kansas law: Board of Regents Bonds for Kansas colleges & universities; Electrical Generation Revenue Bonds; Industrial Revenue Bonds; Kansas Highway Bonds; Kansas Turnpike Authority Bonds; or Urban Renewal Bonds, or on obligations or securities issued by the United States Government or by any authority, commission or instrumentality of the United States, and by its possessions. Resident individuals, trusts and estates and corporations generally will be subject to Kansas income tax on other dividends received from the Fund, including dividends derived from interest on obligations of other issuers and all long-term and short-term capital gains.

The Commerce Funds PAGE 85

Other Information
When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.
Service Providers

Investment Adviser and Co‑Administrator: Commerce Investment Advisors, Inc. (The “Adviser”)
Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, known collectively as “Commerce,” serves as Adviser for the Funds, selecting investments and making purchases and sale orders for securities in each Fund’s portfolio. Commerce Bank and Commerce Investment Advisors each have offices at 1000 Walnut Street, Kansas City, Missouri 64106 and 8000 Forsyth Boulevard, St. Louis, Missouri 63105. Commerce Bank is a subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce has provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906. As of December 31, 2025, the Adviser and its affiliates had approximately $50.6 billion in assets under management.
The Adviser receives a fee for the advisory services provided and expenses assumed under the Advisory Agreement as set forth below:

Contractual Advisory Fees
Fund	First $200 Million	In Excess of $200 Million
National Tax‑Free Intermediate Bond, Missouri Tax‑Free Intermediate Bond and Kansas Tax‑Free Intermediate Bond	0.30%	0.25%
MidCap Growth		0.30% of average daily net assets
MidCap Value		0.30% of average daily net assets
Bond		0.13% of average daily net assets
Value Fund		0.25% of average daily net assets
Growth Fund		0.30% of average daily net assets

PAGE 86 The Commerce Funds

The Adviser has agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses (the “Expense Limitation”), excluding any acquired fund fees and expenses as calculated pursuant to Form N-1A, in amounts necessary so that after such waivers and/or reimbursements, the maximum total annual fund operating expenses do not exceed the amounts shown below for the following Funds:

Contractual Expense Limitation
Growth Fund	0.70%
Value Fund	0.70%
MidCap Value Fund	0.70%
Bond Fund	0.45%
National Tax‑Free Intermediate Bond Fund	0.70%
Missouri Tax‑Free Intermediate Bond Fund	0.70%
Kansas Tax‑Free Intermediate Bond Fund	0.70%
The Expense Limitation for the Funds will remain in place until August 1, 2027.
During the last fiscal year, the Funds paid the Adviser the fees shown below, calculated as a percentage of the Funds’ average daily net assets.

Actual Rate Paid In Fiscal Year 2025
The Growth Fund	0.40%
The Value Fund	0.30%
The MidCap Growth Fund	0.50%
The MidCap Value Fund	0.40%
The Bond Fund	0.36%
The National Tax‑Free Intermediate Bond Fund	0.35%
The Missouri Tax‑Free Intermediate Bond Fund	0.40%
The Kansas Tax‑Free Intermediate Bond Fund	0.48%
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Funds will be available in the Funds’ Form N‑CSR to shareholders dated April 30, 2026.
Fund Managers:

Person	Fund(s)	Experience
Scott M. Colbert, CFA	The Bond Fund	Executive Vice President Joined Commerce in 1993 Fund manager since inception 38 years of experience

Nong Lin, Ph.D, CFA	The Growth Fund, The MidCap Growth Fund, The Value Fund and The MidCap Value Fund*	Senior Vice President Joined Commerce in 2001 Fund manager since 2012 (*since inception) 24 years of experience

Donald McArthur IV, CFA	The Growth Fund, The MidCap Growth Fund, The Value Fund and the MidCap Value Fund	Senior Vice President Joined Commerce in 2006 Fund Manager since 2025 26 years of Experience

The Commerce Funds PAGE 87

Person	Fund(s)	Experience
Brian P. Musielak, CFA	The National Tax‑Free Intermediate Bond Fund, The Missouri Tax‑Free Intermediate Bond Fund and The Kansas Tax‑Free Intermediate Bond Fund*	Senior Vice President Joined Commerce in 1995 Fund manager since 1999 (*since inception) 30 years of experience

Brent L. Schowe, CFA	The Bond Fund, The National Tax‑Free Intermediate Bond Fund, The Missouri Tax‑Free Intermediate Bond Fund and The Kansas Tax‑Free Intermediate Bond Fund	Senior Vice President Joined Commerce in 1999 Fund manager since 2012 27 years of experience

Joseph C. Williams III, CFA	The Growth Fund, The MidCap Growth Fund*, The Value Fund and The MidCap Value Fund**	Executive Vice President Joined Commerce in 1975 Fund manager since inception (*since 2006) (**since inception) 48 years of experience
The Growth Fund, The MidCap Growth Fund, The Value Fund and The MidCap Value Fund are managed by Messrs. Lin, McArthur and Williams, each of whom is jointly responsible for making recommendations to the Fund.
The Bond Fund are managed by Messrs. Colbert and Schowe, each of whom is jointly responsible for making recommendations to the Funds. Wm. Michael Cody, CFA, is the Head Trader for The Bond Fund. Mr. Cody, a Senior Vice President of Commerce, has served as Head Trader for the Funds since he joined Commerce in 2006 and has 37 years of experience.
The National Tax‑Free Intermediate Bond Fund, The Missouri Tax‑Free Intermediate Bond Fund and The Kansas Tax‑Free Intermediate Bond Fund are managed by Messrs. Musielak and Schowe, each of whom is jointly responsible for making recommendations to the Funds.
Additional information about the Fund Managers’ compensation, other accounts managed by the Fund Managers and the Fund Managers’ ownership of securities in the Funds is available in the Statement of Additional Information.
Activities of Other Accounts Managed by the Adviser and its Affiliates
Affiliates of the Adviser engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of The Commerce Funds and/or that compete for transactions in the same types of securities, currencies and investments as the Funds. The Adviser and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of The Commerce Funds’ investment activities, therefore, may differ from those of the Adviser, its affiliates and other accounts managed by the Adviser and its affiliates. Moreover, it is possible that a Fund could sustain losses during period in which the Adviser and its affiliates and other accounts achieve significant profit on their trading for proprietary or other accounts.

PAGE 88 The Commerce Funds

Transactions by one or more other accounts advised by the Adviser or its affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of The Commerce Funds. The Adviser benefits from the use of soft dollar research and brokerage services paid for through the Funds’ brokerage commissions. For more information about conflicts of interest, see the Statement of Additional Information.
Co‑Administrator: Goldman Sachs Asset Management (“GSAM” or the “Co‑Administrator”)
GSAM serves as Co‑Administrator of each of the Funds. GSAM is located at 200 West Street, New York, NY 10282. GSAM is an affiliate of Goldman Sachs & Co. LLC, the Distributor of the Funds.
Distributor: Goldman Sachs & Co. LLC (“Goldman” or the “Distributor”)
Shares of each Fund are sold on a continuous basis by Goldman as Distributor. Goldman is located at 200 West Street, New York, NY 10282.
Transfer Agent: SS&C Global Investor & Distribution Solutions, Inc. (“SS&C” or the “Transfer Agent”)
SS&C Global Investor & Distribution Solutions, Inc. (“SS&C”) serves as the Transfer Agent for the Funds. SS&C is located at 2000 Crown Colony Drive, Quincy, MA 02169.
Custodian: State Street Bank And Trust Company (“State Street” or the “Custodian”)
State Street serves as the Custodian of each of the Funds. State Street is located at 1 Congress Street, Boston, MA 02114.
More Information About Fees

Other Operating Expenses
The Adviser and GSAM are Co‑Administrators of the Funds. Other Operating Expenses in the fee tables include a Co‑Administration fee at an annual rate of 0.1375% of 1% of the average daily net assets of each Fund. Of this amount, the Adviser currently retains 0.12% of 1% of the average daily net assets of each Fund. GSAM is entitled to receive an administrative fee payable on the last day of each month at the annual rate of 0.0175% of 1% of the Fund’s daily net assets.

The Commerce Funds PAGE 89

Financial Highlights
The Financial Highlights Tables are intended to help you understand the financial performance of the Funds’ shares for the past five years. The total return figures show how much you would have earned (or lost) on an investment in a Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been derived from the Funds’ financial statements, which have been audited by KPMG LLP, the Funds’ independent registered public accounting firm. Their report, along with the Funds’ financial statements, is incorporated by reference into the Funds’ Statement of Additional Information, which is available upon request.

PAGE 90 The Commerce Funds

The Growth Fund

	For the Fiscal Years Ended 10/31
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$52.75	$39.19	$36.54	$56.39	$42.32
Net investment income(a)	(0.01)	0.06	0.11	0.09	0.07
Net realized and unrealized gain (loss)	11.19	15.45	4.91	(9.74)	15.90

Total from investment operations	11.18	15.51	5.02	(9.65)	15.97

Distributions to shareholders from net investment income	(0.06)	(0.12)	(0.08)	(0.08)	(0.15)
Distributions to shareholders from net realized gains	(5.31)	(1.83)	(2.29)	(10.12)	(1.75)

Total distributions	(5.37)	(1.95)	(2.37)	(10.20)	(1.90)

Net asset value, end of year	$58.56	$52.75	$39.19	$36.54	$56.39

Total return(b)	22.43%	40.89%	14.59%	(20.81)%	38.86%
Net assets at end of year (in 000’s)	$242,931	$240,611	$202,701	$175,127	$235,663
Ratio of net expenses to average net assets(c)	0.72%	0.73%	0.71%	0.74%	0.68%
Ratio of total expenses to average net assets(c)	0.72%	0.73%	0.71%	0.74%	0.68%
Ratio of net investment income to average net assets(c)	(0.02)%	0.12%	0.29%	0.23%	0.14%
Portfolio turnover rate	30%	31%	41%	36%	39%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

The Commerce Funds PAGE 91

Financial Highlights (continued)

The Value Fund

	For the Fiscal Years Ended 10/31
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$34.42	$28.73	$33.64	$36.21	$26.84
Net investment income(a)	0.71	0.81	0.84	0.89	0.82
Net realized and unrealized gain (loss)	1.82	6.58	(3.03)	(1.52)	9.34

Total from investment operations	2.53	7.39	(2.19)	(0.63)	10.16

Distributions to shareholders from net investment income	(0.74)	(0.75)	(0.92)	(0.90)	(0.79)
Distributions to shareholders from net realized gains	(1.89)	(0.95)	(1.80)	(1.04)	—

Total distributions	(2.63)	(1.70)	(2.72)	(1.94)	(0.79)

Net asset value, end of year	$34.32	$34.42	$28.73	$33.64	$36.21

Total return(b)	7.69%	26.48%	(7.21)%	(1.74)%	38.10%
Net assets at end of year (in 000’s)	$249,848	$271,075	$244,443	$305,249	$346,369
Ratio of net expenses to average net assets(c)	0.68%	0.70%	0.70%	0.68%	0.66%
Ratio of total expenses to average net assets(c)	0.68%	0.70%	0.70%	0.68%	0.66%
Ratio of net investment income to average net assets(c)	2.14%	2.49%	2.64%	2.56%	2.44%
Portfolio turnover rate	52%	46%	46%	34%	29%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

PAGE 92 The Commerce Funds

The MidCap Growth Fund

	For the Fiscal Years Ended 10/31
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$47.53	$39.98	$40.20	$59.47	$46.51
Net investment income(a)	0.02	0.04	0.13	0.07	0.06
Net realized and unrealized gain (loss)	3.00	10.45	0.44	(9.55)	15.06

Total from investment operations	3.02	10.49	0.57	(9.48)	15.12

Distributions to shareholders from net investment income	(0.04)	(0.14)	(0.10)	(0.05)	(0.10)
Distributions to shareholders from net realized gains	(4.73)	(2.80)	(0.69)	(9.74)	(2.06)

Total distributions	(4.77)	(2.94)	(0.79)	(9.79)	(2.16)

Net asset value, end of year	$45.78	$47.53	$39.98	$40.20	$59.47

Total return(b)	6.11%	27.32%	1.40%	(18.58)%	33.46%
Net assets at end of year (in 000’s)	$188,111	$213,008	$205,593	$215,768	$316,815
Ratio of net expenses to average net assets(c)	0.83%	0.83%	0.79%	0.77%	0.72%
Ratio of total expenses to average net assets(c)	0.83%	0.83%	0.79%	0.77%	0.72%
Ratio of net investment income to average net assets(c)	0.04%	0.09%	0.32%	0.15%	0.10%
Portfolio turnover rate	74%	60%	53%	63%	36%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

The Commerce Funds PAGE 93

Financial Highlights (continued)

The MidCap Value Fund

	For the Fiscal Year Ended October 31, 2025	For the Fiscal Period Ended October 31, 2024(a)
Net asset value, beginning of period	$25.28	$20.00
Net investment income(b)	0.52	0.49
Net realized and unrealized gain	0.11	5.24

Total from investment operations	0.63	5.73

Distributions to shareholders from net investment income	(0.58)	(0.45)
Distributions to shareholders from net realized gains	(0.99)	(—)

Total distributions	(1.57)	(0.45)

Net asset value, end of period	$24.34	$25.28

Total return(c)	2.49%	28.82%
Net assets, end of period (in 000s)	$37,439	$38,880
Ratio of net expenses to average net assets(e)	0.70%	0.70%(d	)
Ratio of total expenses to average net assets(e)	1.10%	1.51%(d	)
Ratio of net investment income to average net assets(e)	2.16%	2.09%(d	)
Portfolio turnover rate	55%	51%

(a)	Commenced operations on November 13, 2023.

(b)	Calculated based on the average shares outstanding methodology.

(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total return would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.

(e)	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

PAGE 94 The Commerce Funds

The Bond Fund

	For the Fiscal Years Ended 10/31
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$17.82	$16.60	$16.91	$20.65	$20.85
Net investment income(a)	0.65	0.59	0.55	0.47	0.46
Net realized and unrealized gain (loss)	0.43	1.23	(0.29)	(3.59)	(0.13)

Total from investment operations	1.08	1.82	0.26	(3.12)	0.33

Distributions to shareholders from net investment income	(0.64)	(0.60)	(0.57)	(0.52)	(0.53)
Distributions to shareholders from net realized gains	—	—	—	(0.10)	—

Total distributions	(0.64)	(0.60)	(0.57)	(0.62)	(0.53)

Net asset value, end of year	$18.26	$17.82	$16.60	$16.91	$20.65

Total return(b)	6.20%	11.05%	1.48%	(15.39)%	1.60%
Net assets at end of year (in 000’s)	$1,252,364	$1,189,317	$1,043,814	$993,905	$1,233,445
Ratio of net expenses to average net assets(c)	0.64%	0.66%	0.66%	0.64%	0.60%
Ratio of total expenses to average net assets(c)	0.64%	0.66%	0.66%	0.64%	0.60%
Ratio of net investment income to average net assets(c)	3.63%	3.35%	3.14%	2.50%	2.20%
Portfolio turnover rate	13%	17%	15%	19%	25%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

The Commerce Funds PAGE 95

Financial Highlights (continued)

The National Tax‑Free Intermediate Bond Fund

	For the Fiscal Years Ended 10/31
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$18.57	$17.46	$17.70	$20.30	$20.45
Net investment income(a)	0.51	0.46	0.38	0.31	0.31
Net realized and unrealized gain (loss)	0.37	1.11	(0.21)	(2.42)	(0.10)

Total from investment operations	0.88	1.57	0.17	(2.11)	0.21

Distributions to shareholders from net investment income	(0.51)	(0.46)	(0.38)	(0.31)	(0.32)
Distributions to shareholders from net realized gains	—	—	(0.03)	(0.18)	(0.04)

Total distributions	(0.51)	(0.46)	(0.41)	(0.49)	(0.36)

Net asset value, end of year	$18.94	$18.57	$17.46	$17.70	$20.30

Total return(b)	4.85%	8.99%	0.90%	(10.56)%	1.01%
Net assets at end of year (in 000’s)	$353,739	$369,426	$346,013	$380,286	$461,668
Ratio of net expenses to average net assets(c)	0.62%	0.63%	0.62%	0.59%	0.57%
Ratio of total expenses to average net assets(c)	0.62%	0.63%	0.62%	0.59%	0.57%
Ratio of net investment income to average net assets(c)	2.77%	2.46%	2.09%	1.63%	1.52%
Portfolio turnover rate	34%	39%	16%	26%	28%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

PAGE 96 The Commerce Funds

The Missouri Tax‑Free Intermediate Bond Fund

	For the Fiscal Years Ended 10/31
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$18.45	$17.33	$17.58	$19.98	$20.12
Net investment income(a)	0.47	0.42	0.39	0.35	0.36
Net realized and unrealized gain (loss)	0.30	1.12	(0.25)	(2.40)	(0.14)

Total from investment operations	0.77	1.54	0.14	(2.05)	0.22

Distributions to shareholders from net investment income	(0.48)	(0.42)	(0.39)	(0.35)	(0.36)

Net asset value, end of year	$18.74	$18.45	$17.33	$17.58	$19.98

Total return(b)	4.23%	8.89%	0.70%	(10.37)%	1.07%
Net assets at end of year (in 000s)	$235,557	$238,610	$248,364	$312,838	$384,681
Ratio of net expenses to average net assets(c)	0.69%	0.70%	0.68%	0.63%	0.60%
Ratio of total expenses to average net assets(c)	0.69%	0.70%	0.68%	0.63%	0.60%
Ratio of net investment income to average net assets(c)	2.58%	2.26%	2.13%	1.84%	1.77%
Portfolio turnover rate	13%	29%	11%	19%	15%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

The Commerce Funds PAGE 97

Financial Highlights (continued)

The Kansas Tax‑Free Intermediate Bond Fund

	For the Fiscal Years Ended 10/31
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$18.26	$17.24	$17.48	$19.94	$20.11
Net investment income(a)	0.46	0.42	0.36	0.32	0.30
Net realized and unrealized gain (loss)	0.28	1.02	(0.24)	(2.46)	(0.17)

Total from investment operations	0.74	1.44	0.12	(2.14)	0.13

Distributions to shareholders from net investment income	(0.47)	(0.42)	(0.36)	(0.32)	(0.30)

Net asset value, end of year	$18.53	$18.26	$17.24	$17.48	$19.94

Total return(b)	4.10%	8.38%	0.63%	(10.82)%	0.64%
Net assets at end of year (in 000’s)	$110,722	$118,231	$124,204	$148,837	$177,918
Ratio of net expenses to average net assets(c)	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of total expenses to average net assets(c)	0.83%	0.83%	0.77%	0.76%	0.72%
Ratio of net investment income to average net assets(c)	2.55%	2.30%	2.00%	1.71%	1.49%
Portfolio turnover rate	20%	28%	22%	12%	13%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

PAGE 98 The Commerce Funds

PROSPECTUS MARCH 1, 2026 As amended August 1, 2026 HOW CAN I CONTACT THE COMMERCE FUNDS? If you would like more information about Commerce Funds, you may request the following documents: STATEMENT OF ADDITIONAL INFORMATION The Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this prospectus. SECURITIES AND EXCHANGE COMMISSION REPORTS Other information about the Commerce Funds is available on the EDGAR Data base on the SEC’s internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. ANNUAL AND SEMI-ANNUAL REPORTS The Funds’ annual and semi-annual reports contain additional information about the Funds’ investments. The annual report also discusses market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. To make shareholder inquiries, to receive free copies of the SAI and the annual and semi-annual reports, or to request other information about the Funds, contact Commerce Funds in writing, via the internet, or by telephone, as listed below. You can also access and download the annual and semi-annual reports and the SAI at the Funds’ website listed below. P.O. Box 219525 Kansas City, MO 64121-9525 www.commercefunds.com 1-800-995-6365 (8 a.m. –5 p.m. CST) The Funds’ investment company registration number is 811-8598 CB5998 03/26 00326378